C O P I A   C E R T I F I C A D A .

ESCRITURA NUMERO

106,570

VOLUMEN NUMERO

3791.

NUMERO DE OP:

12304

FECHA:  22 DE MARZO DE 1996.

CONTRATO DE FIDEICOMISO

ESCRITURA NUMERO CIENTO SEIS MIL QUINIENTOS SETENTA.

VOLUMEN TRES MIL SETECIENTOS NOVENTA Y UNO.

EN LA CIUDAD DE MEXICO, a los dieciocho días del mes de marzo de mil novecientos noventa y seis, LUIS FELIPE DELVALLE PRIETO ORTEGA, Notario Número Veinte del Distrito Federal, hace constar:

El CONTRATO DE FIDEICOMISO que celebran por una parte, “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representado por el señor Licenciado ALEJANDRO ESCOTO CANO, en lo sucesivo la “FIDEICOMITENTE”; y por una segunda parte, “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, representado por el señor Licenciado CARLOS FRANCISCO LOPEZ CORDOVA, quien es su representante legal y Delegado Fiduciario, en lo sucesivo la “FIDUCIARIA” y por una tercer parte “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, en lo sucesivo “S.D. INDEVAL”, representada por su Director General, el Doctor HECTOR PEREZ GALINDO, al tenor de las declaraciones y cláusulas siguientes:

D E C L A R A C I O N E S

I.

Declara el FIDEICOMITENTE a través de su representante legal:

a)

De conformidad con lo establecido en la Ley de Inversión Extranjera y en el Reglamento de la Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera, desea constituir un Fideicomiso a través del cual se reciban aportaciones de inversionistas extranjeros para que, ya sea la “FIDUCIARIA” o cualquier otro intermediario financiero en su caso por conducto de una Casa de Bolsa adquiera acciones serie “A” o “mexicanas” representativas del capital social de empresas que coticen en la Bolsa Mexicana de Valores, Sociedad Anónima de Capital Variable, en lo sucesivo la “B.M.V.”, y con base en las mismas la FIDUCIARIA emita certificados de participación ordinarios no amortizables, en lo sucesivo los “CPO’S”.

II.

Declara la FIDUCIARIA, a través de su representante, que :

a)

Mediante oficios números “214.113.94 14226” (doscientos catorce punto ciento trece punto noventa y cuatro espacio catorce mil doscientos veintiséis) y “214.113.94 14228” (doscientos catorce punto ciento trece punto noventa y cuatro espacio catorce mil doscientos veintiocho), ambos de fecha del diecisiete de agosto de mil novecientos noventa y cuatro, y el oficio número “214.113.95 16711” (doscientos catorce punto ciento trece punto noventa y cinco espacio dieciséis mil setecientos once), de fecha veinticuatro de agosto de mil novecientos noventa y cinco, todos ellos expedidos por la Dirección General de Inversión Extranjera, de la Secretaría de Comercio y Fomento Industrial, se autorizó a “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, la constitución del presente Fideicomiso.

b)

Asimismo manifiesta que mediante oficios con números de referencia “T21/7401” (T veintiuno diagonal siete mil cuatrocientos uno) y “S21/7846” (S veintiuno diagonal siete mil ochocientos cuarenta y seis), de fechas diecisiete de noviembre de mil novecientos noventa y cuatro y de catorce de junio de mil novecientos noventa y cinco respectivamente, ambos expedidos por BANCO DE MEXICO, se autorizó a “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, a constituir y operar el presente Fideicomiso y que conforme al último párrafo del inciso b) de la fracción décimo novena del artículo ciento seis de la Ley de Instituciones de Crédito y atendiendo al punto número tres del oficio con número de referencia S521/7846” (S veintiuno diagonal siete mil ochocientos cuarenta y seis) citado anteriormente ha hecho saber a las partes inequívocamente el contenido de dicha disposición, la cual se transcribe a continuación:

“Artículo 106.- A las instituciones de crédito les estará prohibido:

XIX.

En la realización de las operaciones a que se refiere la fracción XV del artículo 46 de esta Ley:

b)

Responder a los fideicomitentes, mandantes o comitentes, del incumplimiento de los deudores, por los créditos que se otorguen o de los emisores, por los valores que se adquieran, salvo que por su culpa, según lo dispuesto en la parte final del artículo 356 de la Ley General de Títulos y Operaciones de Crédito, a garantizar la percepción de los rendimientos por los fondos cuya inversión se les encomiende.

Si al término del fideicomiso, mandato o comisión constituidos para el otorgamiento de créditos, estos no hubieren sido liquidados por los deudores, la institución deberá transferirlos al fideicomitente o fideicomisarios, según el caso, o al mandante o comitente, absteniéndose de cubrir su importe.  Cualquier pacto en contrario a lo dispuesto en los dos párrafos anteriores, no producirá efecto legal alguno…”

III.

Declara “S.D. INDEVAL”, por conducto de su representante legal que:

a)

Cuenta con la capacidad legal e infraestructura técnica y administrativa para operar, las cuentas relacionadas con las operaciones que se celebren en la “B.M.V.”, respecto de los títulos que integren el patrimonio del Fideicomiso, en su carácter de depositaria de los títulos inscritos en el Registro Nacional de Valores e Intermediarios de la Comisión Nacional Bancaria y de Valores.

EXPUESTO LO ANTERIOR, LAS PARTES OTORGAN LAS SIGUIENTES:

C L A U S U L A S

PRIMERA.

DE LA CONSTITUCION.  EL FIDEICOMITENTE afecta y entrega en fideicomiso irrevocable a la FIDUCIARIA, la cantidad de $100,00 (CIEN PESOS, MONEDA NACIONAL), con lo que constituye el patrimonio inicial del presente Fideicomiso, el cual será incrementado por los recursos, acciones y valores que se integren al mismo en los términos de las cláusulas siguientes.

La FIDUCIARIA, por medio del presente, otorga el recibo más amplio que en derecho proceda por la cantidad (y las acciones) originalmente fideicomitida, aceptando el cargo que se le confiere y protestando su legal y fiel desempeño.

SEGUNDA.  DE LAS PARTES. - Son partes en este Fideicomiso:

FIDEICOMITENTE: “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, y cualquier otra persona física o moral extranjera, que realice aportaciones al patrimonio del Fideicomiso, para los fines que más adelante se señalan.  Asimismo como cualquier persona moral que se adhiera al Fideicomiso, aportando acciones, para los fines señalados en el tercer párrafo -de la cláusula SEPTIMA de este contrato.

FIDUCIARIA: “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DEPARTAMENTO FIDUCIARIO.

FIDEICOMISARIOS:  Los tenedores de los “CPO’S” que se-emitan con base a este contrato.

TERCERA.- DEL PATRIMONIO DEL FIDEICOMISO.  El patrimonio de el Fideicomiso, en lo sucesivo el patrimonio fideicomitido, estará integrado por lo siguiente:

a)

La cantidad inicialmente fideicomitida.

b)

Las acciones de las empresas EMISORAS que aporten personas físicas o morales extranjeras por conducto de una Casa de Bolsa.

c)

Los recursos en numerario que la FIDUCIARIA reciba para la adquisición de las acciones.

d)

Las acciones que se adquieran con las aportaciones recibidas en el Fideicomiso.

e)

Las acciones que se suscriban de las empresas EMISORAS que decreten aumentos a su capital social, siempre y cuando se reciban de los FIDEICOMITENTES o de los tenedores de “CPO’S” según corresponda, los recursos necesarios para ello.

f)

Las acciones de Tesorería que las empresas EMISORAS afecten en fideicomiso a fin de que contra la afectación por parte de un FIDEICOMITENTE adherente de la cantidad necesaria, queden suscritas y pagadas y se emita el “CPO” correspondiente.

g)

Los frutos o rendimientos en acciones que generen los títulos que formen parte del patrimonio fideicomitido.

h)

Cualquier otra cantidad en efectivo u otros bienes que se afecten al patrimonio fideicomitido para o como consecuencia del cumplimiento de los fines de este Contrato.

CUARTA. - DE LOS FINES DEL FIDEICOMISO.  Son fines del presente contrato que:

1.

La FIDUCIARIA reciba la cantidad inicialmente fideicomitida.

2.

La FIDUCIARIA, a través del apoderado que le indique el Comité Técnico lleve a cabo todos los trámites inherentes para la emisión de “CPO’S”, cuyas características serán las que se detallan en la Cláusula siguiente.

3.

La FIDUCIARIA emita los “CPO’S”, por los montos y en los términos y condiciones que haya fijado el Comité Técnico, previa autorización de las autoridades competentes, en el entendido de que efectuará una sola emisión por cada serie de acciones de empresas inscritas en la “B.M.V.”, aprobadas previamente por el Comité Técnico, en lo sucesivo las EMISORAS, susceptibles de ser ampliadas dichas emisiones en la medida en que el mercado lo requiera, y/o por los aumentos de capital que decreten las respectivas EMISORAS, sin que ello implique la modificación de este Contrato o de las condiciones de las emisiones efectuadas.  Serán susceptibles de afectación al presente Fideicomiso, para efectos de la emisión de “CPO’S”, todas las acciones Serie “A” o reservadas para mexicanos, en la inteligencia de que el número total de “CPO’S”, que emitan conforme al acta de emisión respectiva, será determinado de acuerdo con el cien por ciento de dicha serie, independientemente del número de acciones que lo integren o de sus variaciones.

Las “CPO’S” deberán ser inscritos en el Registro Nacional de Valores e Intermediarios de la Comisión Nacional Bancaria y de Valores.

4.

La FIDUCIARIA procederá a liberar los “CPO’S” correspondientes, conforme reciba las acciones de la EMISORAS.

5.

La FIDUCIARIA por conducto de una Casa de Bolsa, adquiera en la “B.M.V.”, acciones de las EMISORAS que hayan sido admitidas por el Comité Técnico y que hayan suscrito la carta de adhesión a que se refiere la Cláusula SEPTIMA de este contrato.

6.

La FIDUCIARIA reciba ya sea las acciones o las aportaciones en numerario que realicen en su carácter de FIDEICOMITENTES, las personas físicas o morales extranjeras por conducto de una Casa de Bolsa, que deseen participar en el presente Fideicomiso.

7.

La FIDUCIARIA, con los recursos en numerario a que se hace referencia en el numeral anterior, adquiera por conducto de una Casa de Bolsa, acciones representativas del capital social de empresas que cotizan en la “B.M.V.”, que hayan sido determinadas por el Comité Técnico.

8.

La FIDUCIARIA, en la medida en que adquiera las acciones a las que se hace referencia en el numeral anterior o las reciba de acuerdo con el numeral seis entregue los “CPO’S” emitidos a los FIDEICOMISARIOS, conforme a sus aportaciones.

9.

La FIDUCIARIA en caso de que los “CPO’S” sean adquiridos en el mercado por inversionistas mexicanos, canjee los “CPO’S”, por las acciones correspondientes, a través de los procedimientos de transferencia entre las cuentas de depósito que para el efecto lleve “S.D. INDEVAL” a cada una de las partes.

10.

La FIDUCIARIA administre las acciones que integren el patrimonio del fideicomiso y ejercite los derechos corporativos que les correspondan, en la inteligencia que respecto de éstos votará sistemáticamente en el mismo sentido en que lo hiciere la mayoría de los accionistas.

11.

Por lo que hace a los derechos económicos y aumentos de capital, los tenedores de “CPO’S” se regirán por las normas que para tal efecto tenga establecida el “S.D. INDEVAL”.

12.

Por lo que se refiere a los dividendos la FIDUCIARIA establecerá en el acta de cada emisión que realice, los términos en que los tenedores de “CPO’S” podrán ejercitar sus derechos. En todo caso los dividendos en acciones incrementarán el patrimonio del Fideicomiso y la FIDUCIARIA entregará “CPO’S” a los tenedores de la emisión respectiva en la misma proporción, en tanto que los dividendos en efectivo se distribuirán en forma directamente proporcional entre los FIDEICOMISARIOS tenedores de “CPO’S” de la EMISORA que hubiere decretado el dividendo.

13.

En caso de que los tenedores le hagan saber, a las Casas de Bolsa, Instituciones de Crédito o a la FIDUCIARIA, su deseo de hacer efectivo el derecho inherente a los “CPO’S” de su propiedad, total o parcialmente, se procederá a revertir el procedimiento de afectación de las acciones y de la liberación de los “CPO’S” en la proporción que corresponda. Los “CPO’S” se mantendrán por la FIDUCIARIA hasta en tanto los coloquen nuevamente entre algún otro inversionista, en los términos establecidos en el presente contrato.

14.

La FIDUCIARIA, en el momento en que el presente Contrato llegue a su vigencia máxima legal o anticipada por cualquiera de las causas a que se refiere la Cláusula DECIMA, proceda a vender las acciones fideicomitidas y a entregar a los tenedores de los “CPO’S” el producto de la venta, en la proporción que les corresponda.

Para los fines previstos en esta Cláusula, la FIDUCIARIA suscribirá con las Casas de Bolsa legalmente constituidas en el país, los Contratos de Intermediación Bursátil para llevar a cabo, por cuenta de la FIDUCIARIA, las operaciones de compra y en su caso venta de acciones equivalentes a “CPO’S”.

QUINTA.- DE LAS CARACTERISTICAS DE LOS “CPO’S”.  Los “CPO’S” que emita la FIDUCIARIA, en cumplimiento al presente Contrato, tendrán las siguientes características:

a)

Serán ordinarios, no amortizables y conferirán a sus tenedores el derecho a una parte alícuota de los frutos o rendimientos que generen las acciones fideicomitidas.

b)

El plazo de vigencia de la emisión será el máximo legal que corresponda a este Fideicomiso.

c)

Por cada acción fideicomitida, la FIDUCIARIA emitirá un “CPO”, de tal forma que en todo momento deberá existir una relación de uno a uno entre las acciones fideicomitidas y los “CPO’S” emitidos.

d)

Estarán amparados por un título único por cada serie de la EMISORA de que se trate, título que deberá satisfacer los requisitos previstos en la Ley General de Títulos y Operaciones de Crédito, y ser depositado en el “S.D. INDEVAL”.

SEXTA.  DEL “S.D. INDEVAL”.  “S.D. INDEVAL” operará por cuenta de la FIDUCIARIA el cargo y abono de las cuentas que resulten necesarias para el adecuado registro y control de todas las operaciones imputables a este Fideicomiso, para lo cual emitirá diariamente estados de cuenta por cada EMISORA, que reflejen los movimientos del patrimonio fiduciario, así como de los “CPO’S” colocados.

Todos los gastos que se generen en virtud de lo anterior, serán con cargo a la FIDUCIARIA que a su vez lo repercutirá a las respectivas EMISORAS en los términos de la Cláusula siguiente.

SEPTIMA.  DE LAS EMISORAS.  La empresa EMISORA comparece a la firma de este Contrato con el propósito de obligarse al pago, a su costa, de los gastos que se señalan en la Cláusula inmediata anterior, así como los gastos de emisión, canje, y cancelación de los “CPO’S”.  Asimismo, la empresa EMISORA se obliga a cubrir, a su cargo, todos los gastos y honorarios que se generen con motivo de este Fideicomiso, incluyendo los honorarios de la FIDUCIARIA.

Las EMISORAS que soliciten a la FIDUCIARIA su adhesión al presente Fideicomiso, a fin de que la FIDUCIARIA emita “CPO’S” sobre acciones representativas de su capital social, adquirirán la obligación de sufragar los gastos correspondientes en los términos de la presente Cláusula, así como los que se señalan en el texto de este Contrato.

OCTAVA.  DE LA INSCRIPCION DE LOS “CPO’S”.  La FIDUCIARIA solicitará a la Comisión Nacional Bancaria y de Valores, la inscripción de los “CPO’S” en el Registro Nacional de Valores e Intermediarios, así como su inscripción en la “B.M.V.”.

NOVENA.  DE LOS TENEDORES DE LOS “CPO’S”.  Los tenedores de los CPO’S” que emita la FIDUCIARIA, por este sólo hecho quedarán sujetos a las estipulaciones de este Contrato y del acta de emisión correspondiente, incluyendo expresamente el convenio de sometimiento jurisdiccional que se establece en la cláusula DECIMA SEPTIMA de este Contrato.

Asimismo, las personas físicas o morales extranjeras, las unidades económicas extranjeras sin personalidad jurídica, las empresas mexicanas en las que participe mayoritariamente el capital extranjero y los inmigrados que se encuentren vinculados con centros de decisión económica del exterior, por el sólo hecho de la tenencia de los “CPO’S”, se entenderá que convienen con el Gobierno Mexicano, en considerarse como nacionales respecto de los “CPO’S” que adquieran y de los que sean tenedores y convienen, por el sólo hecho de su tenencia, en no invocar por lo mismo la protección de sus Gobiernos bajo la pena, en caso contrario, de perder la titularidad de los “CPO’S”, en beneficio de la Nación Mexicana.

DECIMA. - DE LA DURACION DEL FIDEICOMISO.  La duración de este Fideicomiso será la necesaria para la realización de sus fines, no pudiendo exceder el plazo máximo establecido en la Ley para este tipo de contratos, y concluirá además por cualquiera de los supuestos previstos en el artículo trescientos cincuenta y siete de la Ley General de Títulos y Operaciones de Crédito, excepto por lo previsto en la fracción sexta romano, por tratarse de un Fideicomiso de naturaleza irrevocable.

La FIDUCIARIA iniciará los actos y gestiones tendientes a la extinción del Fideicomiso con una anticipación de doce meses al cumplimiento de dicho plazo, al término de los cuales procederá a la venta de los títulos que en ese momento integren el patrimonio del Fideicomiso y procederá conforme a lo estipulado en la Cláusula CUARTA numeral trece de este Contrato, sujeto, en todo caso a lo que establece el artículo doscientos veintiocho inciso “t” de la Ley General de Títulos y Operaciones de Crédito.

Sin perjuicio de lo anterior el Fideicomiso podrá extinguirse por recomendación del Comité Técnico a resolución de la Asamblea de los FIDEICOMISARIOS, en cualquier momento previo al cumplimiento del plazo estipulado.

Para los efectos del párrafo anterior, en la Asamblea de FIDEICOMISARIOS, deberán estar presentes o representadas, por los menos, las tres cuartas partes del total de los FIDEICOMISARIOS y la resolución que acuerde la extinción anticipada, se tomará por los votos que representen por lo menos el cincuenta por ciento más uno, del total de los FIDEICOMISARIOS.

DECIMA PRIMERA.  DEL COMITE TECNICO.- Con fundamento en el artículo ochenta de la Ley de Instituciones de Crédito, el FIDEICOMITENTE constituye en este acto un Comité Técnico que se integrará por cinco miembros, con sus respectivos suplentes, siendo funcionarios de las siguientes dependencias:

a)

Uno por la Bolsa Mexicana de Valores, Sociedad Anónima de Capital Variable.

b)

Uno por la Asociación Mexicana de Intermediarios Bursátiles, Asociación Civil.

c)

Uno por el representante común de los tenedores +79H de los “CPO’S”, de la EMISORA de la cual se vaya a adoptar una resolución.

d)

Uno por la Comisión Nacional de Inversiones Extranjeras.

e)

Uno por la “S.D. INDEVAL”, Sociedad Anónima de Capital Variable, Institución para el Depósito de Valores.

Los miembros propietarios podrán designar sus respectivos suplentes, quienes acudirán a las sesiones del Comité Técnico, en caso de ausencia de éstos.

El Comité Técnico entrará en funciones a partir de la firma del presente Contrato.

En todo caso, asistirá a las reuniones del Comité un representante de la FIDUCIARIA, con derecho a voz pero sin voto.  El Comité designará un delegado que podrá o no ser miembro del mismo, para el cumplimiento de sus acuerdos.

El Comité sesionará válidamente con la asistencia de la mayoría de sus integrantes y sus decisiones deberán ser adoptadas invariablemente por la mayoría de los miembros presentes, debiendo comunicarlas por escrito a la FIDUCIARIA.  Se reunirá con la periodicidad necesaria para el cumplimiento de sus funciones y en cualquier tiempo, a solicitud de la FIDUCIARIA.  De cada sesión se deberá levantar un acta firmada por los asistentes, que contengan los acuerdos adoptados, cuyo seguimiento será responsabilidad del delegado.

Los miembros del Comité Técnico actuarán como tales por el tiempo en que se encuentren como titulares de los cargos señalados anteriormente. Si alguno de los miembros del Comité Técnico, por cualquier causa, no pudiere ejercer el cargo, entrará en funciones su respectivo suplente.

El Comité Técnico, en su caso, se obliga a notificará la FIDUCIARIA cualquier cambio de los miembros del mismo; en caso contrario la FIDUCIARIA no será responsable por los actos que realice en cumplimiento de las instrucciones que le dirijan las personas que la FIDUCIARIA tenga registradas como miembros del Comité.

Los cargos que desempeñen los miembros del Comité Técnico serán honoríficos.

El Comité Técnico se reunirá cada vez que sea necesario y podrá ser convocado por cualquiera de sus integrantes mediante convocatoria enviada a cada uno de los miembros, con una anticipación de por los menos siete días hábiles antes de la fecha señalada para la reunión, debiendo incluir en la convocatoria el Orden del Día.

DECIMA SEGUNDA. - DE LAS OBLIGACIONES Y FACULTADES DEL COMITE TECNICO. - El Comité tendrá las siguientes obligaciones y facultades:

1)  Instruir a la FIDUCIARIA para que lleve a cabo la o las emisiones de “CPO’S” que correspondan, o los incrementos a las mismas, en cumplimiento de los fines del Fideicomiso, señalando en cada caso el monto y características de las mismas, previa autorización de la Comisión Nacional de Inversión Extranjera y de la Comisión Nacional Bancaria y de Valores, así como designar a la persona a la cual la FIDUCIARIA le deberá otorgar poder, para que realice todos los trámites inherentes.

2)  Admitir las solicitudes de las EMISORAS que deseen que sus acciones sean adquiridas por la FIDUCIARIA en los términos del presente Contrato, previa suscripción de la carta de adhesión a que se refiere la cláusula SEPTIMA anterior.

3)  Señalara la FIDUCIARIA las empresas EMISORAS inscritas en la “B.M.V.”, respecto de cuyas acciones se emitirán los “CPO’S” y que hayan suscrito la carta de adhesión citada en el numeral que antecede.

4)  Instruir a la FIDUCIARIA sobre el ejercicio de los derechos corporativos así como vigilar el cumplimiento de lo establecido en la Cláusula CUARTA numeral once de este Contrato.

5)  En su caso recomendar la extinción anticipada del Fideicomiso y resolver sobre el destino del patrimonio fideicomitido.

6)  Las demás que se desprendan del clausulado del presente Contrato y se requieran para el cabal cumplimiento de sus funciones, en relación de los fines del Fideicomiso.

DECIMA TERCERA.  DE LA DEFENSA DEL PATRIMONIO FIDEICOMITIDO.  La FIDUCIARIA no será responsable de los hechos o actos de las partes, de terceros o de autoridades, que impidan o dificulten el cumplimiento de los fines de este Contrato.  La FIDUCIARIA quedará liberada de cualquier responsabilidad derivada de los actos que realicen en cumplimiento de las instrucciones dadas por el Comité Técnico, sin embargo, no estará obligada a cumplir dichas instrucciones si éstas van en contra de la naturaleza jurídica o de los fines del Fideicomiso.

La FIDUCIARIA tendrá respecto del patrimonio fideicomitido, las facultades y derechos que le atribuye la primera parte del artículo trescientos cincuenta y seis de la Ley General de Títulos y Operaciones de Crédito, pero no estará obligado a ejercerlos por si misma, pues en caso de conflicto o de necesidad de defender el patrimonio fideicomitido, solo deberá de otorgar un poder especial en favor de la persona que el Comité Técnico designe bajo su responsabilidad y mediante escrito al que acompañe la aceptación del apoderado y la expresión de su conformidad con que los gastos y honorarios que se causen o devenguen correrán a cargo exclusivo del patrimonio fideicomitido, sin responsabilidad alguna de la FIDUCIARIA.

La FIDUCIARIA no será responsable de las actuaciones de los apoderados, ni de los gastos y honorarios que estos generen, y en caso de urgencia la FIDUCIARIA podrá llevar a cabo los actos indispensables para conservar el patrimonio del Fideicomiso, sin perjuicio de la obligación que tiene el Comité Técnico, de designar a la brevedad posible el apoderado a que se refiere el párrafo anterior.

DECIMA CUARTA.  DE LOS GASTOS, DERECHOS E IMPUESTOS.  Todos los gastos, derechos e impuestos que se causen con motivo del presente Fideicomiso, correrán a cargo de la empresa EMISORA y demás EMISORAS que se lleguen a adherir al Fideicomiso.

DECIMA QUINTA. - DE LOS DOMICILIOS.  Para todos los efectos legales a que haya lugar, en los términos del presente contrato, las partes señalan como domicilio los siguientes:

FIDEICOMITENTE:  Insurgentes Sur tres mil quinientos, primer piso, Colonia Peña Pobre, Delegación Tlalpan, Código Postal catorce mil sesenta, en México, Distrito Federal. FIDUCIARIA: Paseo de las Palmas número setecientos treinta y seis, edificio “A”, anexo uno, Colonia Lomas de Chapultepec., Delegación Miguel Hidalgo, Código Postal once mil, en México, Distrito Federal.

Los avisos y notificaciones que deba hacer la FIDUCIARIA al FIDEICOMITENTE se harán en los domicilios señalados. El domicilio de los FIDEICOMISARIOS será el del representante común de los tenedores “CPO’S”.

En caso de que hubiere algún cambio de los domicilios deberá ser notificado por escrito a la FIDUCIARIA, en caso de no hacerlo, los avisos y las notificaciones que les haga al último domicilio señalado, surtirán plenamente sus efectos legales y liberarán a la FIDUCIARIA de cualquier responsabilidad.

DECIMA SEXTA.  DE LOS HONORARIOS FIDUCIARIOS.  La FIDUCIARIA tendrá derecho a percibir por concepto de honorarios, las siguientes cantidades:

a)  Por estudio y elaboración del contrato y aceptación del cargo, la suma que se pactará en documento por separado el cual forma parte integrante del presente Contrato.

b)  Por manejo del Fideicomiso, se cobrará la cantidad que se determine por documento por separado, el cual forma parte integrante del presente Contrato.  Los honorarios a los que se refiere esta Cláusula, serán cubiertos por la empresa EMISORA y demás EMISORAS que se lleguen a adherir al presente Fideicomiso.

DECIMA SEPTIMA. - DE LA JURISDICCION.  Para la interpretación y cumplimiento del presente Contrato, las partes se someten a las Leyes y Tribunales de la Ciudad de México, Distrito Federal, renunciando al fuero que por razón de sus domicilios presentes o futuros llegaren a tener.

P E R S O N A L I D A D E S

I.

El señor Licenciado ALEJANDRO ESCOTO CANO, en representación de “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, manifiesta que su representado esta legalmente capacitado para la celebración de este acto, y manifiesta que la personalidad con que comparece no le ha sido revocada, suspendida, ni en forma alguna modificada, lo que acredita con la copia certificada que se agrega al apéndice con el número de esta escritura y bajo la letra “A”.

II.

El señor Licenciado CARLOS FRANCISCO LOPEZ CORDOVA, en representación de “BANCO INDURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, manifiesta que su representado esta legalmente capacitado para la celebración de este acto, y manifiesta que la personalidad con que comparece no le ha sido revocada, suspendida, ni en forma alguna modificada, lo que acredita con la copia certificada que se agrega al apéndice con el número de esta escritura y bajo la letra “B”.

III.

El Doctor HECTOR PEREZ GALINDO, en representación de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, manifiesta que su representado esta legalmente capacitado para la celebración de este acto, y manifiesta que la personalidad con que comparece no le ha sido revocada, suspendida, ni en forma alguna modificada, lo que acredita con la copia certificada que se agrega al apéndice con el número de esta escritura y bajo la letra “C”.

G E N E R A L E S

LOS COMPARECIENTES, por sus generales, manifiestan ser mexicanos por nacimiento, hijos de padres mexicanos:

El señor Licenciado ALEJANDRO ESCOTO CANO, originario del Distrito Federal, en donde nació el día nueve de noviembre de mil novecientos cincuenta y tres, casado, Licenciado en Administración de Empresas, con domicilio en Insurgentes Sur número tres mil quinientos, Colonia Peña Pobre, Delegación Tlalpan, Código Postal catorce mil sesenta, en esta Ciudad y sin que se identifique por ser conocido del suscrito Notario.

El señor Licenciado CARLOS FRANCISCO LOPEZ CORDOVA, originario de México, Distrito Federal, donde nació el día diecinueve de junio de mil novecientos cincuenta y seis, casado, Abogado, con igual domicilio que el anterior y sin que se identifique por ser conocido del suscrito Notario.

El Doctor RECTOR PEREZ GALINDO, originario de México, Distrito Federal, en donde nació el día nueve de enero de mil novecientos cincuenta y cuatro, casado, Doctor en Ingeniería Industrial, con domicilio en Paseo de la Reforma número doscientos cincuenta y cinco, tercer piso, Colonia Cuauhtémoc, en esta Ciudad de México, Distrito Federal, quien no se identifica por ser conocido del suscrito Notario.

YO EL NOTARIO DOY FE:  Del conocimiento y capacidad legal de los comparecientes; de que lo relacionado e inserto concuerda fielmente con sus originales a los que me remito y tuve a la vista y de que leída que fue esta escritura a los comparecientes habiéndoles explicado el valor y consecuencias legales de su contenido manifestaron su conformidad, la ratificaron y firmaron el día veintidós del mismo mes de su fecha.

ACTO CONTINUO AUTORIZO DEFINITIVAMENTE ESTE INSTRUMENTO POR HABERSE CUMPLIDO LOS REQUISITOS LEGALES. -

F 1 R M A S:  ALEJANDRO ESCOTO CANO.  CARLOS FRANCISCO LOPEZ CORDOVA.  HECTOR PEREZ GALINDO.  RUBRICAS.- LUIS FELIPE DEL VALLE PRIETO ORTEGA.  RUBRICA.  EL SELLO DE AUTORIZAR: “LIC. LUIS FELIPE DEL VALLE PRIETO ORTEGA.  NOTARIA No. 20.  MEXICO, D.F. – ESTADOS UNIDOS MEXICANOS”.

DOCUMENTOS DEL APENDICE

Los documentos que se agregan al apéndice de este instrumento marcados con las letras “A”, “B” y “C”, se transcriben íntegramente a continuación.

PÉRSONALIDAD DEL SEÑOR LICENCIADO ALEJANDRO ESCOTO CANO, EN REPRESENTACION DE “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.

LUIS FELIPE DEL VALLE PRIETO ORTEGA, NOTARIO NUMERO VEINTE DEL DISTRITO FEDERAL, CERTIFICA:  Que a fin de acreditar su personalidad como apoderado de “GRUPO CARSO”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, le fueron presentados por el señor Licenciado ALEJANDRO ESCOTO CANO, los siguientes documentos:

I.

CONSTITUTIVA.  Por escritura número veintisiete mil seiscientos sesenta y seis, de fecha veintidós de octubre de mil novecientos ochenta, ante el señor Licenciado Ignacio R. Morales Lechuga, Notario número ciento dieciséis del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, en el Folio Mercantil número “33,325” (treinta y tres mil trescientos veinticinco), previo el permiso concedido por la Secretaría de Relaciones Exteriores, se constituyó “GRUPO GALAS”, SOCIEDAD ANONIMA, (después “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, actualmente “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE), con domicilio en México, Distrito Federal, duración de noventa y nueve años, capital social de cien mil pesos, Moneda Nacional.

II.

TRANSFORMACION DE LA SOCIEDAD EN SOCIEDAD ANONIMA DE CAPITAL VARIABLE.  Por escritura número cuarenta y siete mil trescientos diecinueve, de fecha nueve de julio de mil novecientos ochenta y uno, ante el señor Licenciado Salvador Godinez Viera, Notario número cuarenta y dos del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, en el Folio Mercantil número “33,325” (treinta y tres mil trescientos veinticinco), “GRUPO GALAS”, SOCIEDAD ANONIMA, (después “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAl., VARIABLE, actualmente “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE), se transformó en SOCIEDAD ANONIMA DE CAPITAL VARIABLE, habiéndose fijado como capital mínimo fijo la suma de veinticinco mil pesos, moneda nacional, y un máximo variable ilimitado, reformando en consecuencia los Artículos Primero, Sexto, Séptimo y Octavo de sus Estatutos Sociales.

III.

CAMBIO DE DENOMINACION.  Por escritura número cuarenta y ocho mil novecientos cuarenta y dos, de fecha veintisiete de noviembre de mil novecientos ochenta y uno, ante el señor Licenciado Salvador Godinez Viera, Notario número cuarenta y dos del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, en el Folio Mercantil número “33,325” (treinta y tres mil trescientos veinticinco), “GRUPO GALAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, cambió su denominación por la de “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, (actualmente “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE), habiendo aumentado su capital social en la suma de cien mil pesos, moneda nacional, reformando en consecuencia los Artículos Primero y Sexto de sus estatutos Sociales.

IV.  FUSION, CAMBIO DE DENOMINACION Y REFORMA TOTAL DE ESTATUTOS.  Por escritura número doscientos cuarenta y un mil setecientos setenta y cinco, de fecha veintiocho de mayo de mil novecientos noventa, ante el señor Licenciado Tomas Lozano Molina, Notario número ochenta y siete del Distrito Federal, actuando como asociado del señor Licenciado Francisco Lozano Noriega, Notario número diez del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, el veintiocho de mayo de mil novecientos noventa, en el Folio Mercantil número “33,325” (treinta y tres mil trescientos veinticinco), se protocolizaron las actas de las Asambleas Generales Extraordinarias de Accionistas de “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, y “CORPORACION INDUSTRIAL CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, celebradas el día veinticuatro de mayo de mil novecientos noventa, en las que se acordó, entre otros, la fusión de las citadas sociedades, desapareciendo la primera y subsistiendo la segunda como sociedad fusionante, con efecto a partir de la fecha de inscripción de la citada escritura en el Registro Público de Comercio del Distrito Federal; en virtud de la fusión, “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, aumentó su capital social mínimo sin derecho a retiro en la cantidad de cincuenta y nueve mil novecientos noventa y nueve millones novecientos mil pesos, moneda nacional, para quedar fijo en la suma de sesenta mil millones di pesos, moneda nacional. Asimismo se acordó que al surtir efectos la fusión, “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, cambiaría su denominación por la de “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, cambiando el convenio de extranjería, adoptando el de exclusión de extranjeros y reformando íntegramente sus estatutos sociales.

De dicha escritura copio en lo conducente lo que sigue: “.... ESTATUTOS.- CAPITULO PRIMERO.- DENOMINACION, DOMICILIO, OBJETO, DURACION Y CLAUSULA DE EXCLUSION DE EXTRANJEROS.  ARTICULO PRIMERO.  La denominación de la Sociedad es “GRUPO CARSO”, la cual, al emplearse irá siempre seguida de las palabras “Sociedad Anónima de Capital Variable” o de su abreviatura “S.A. DE C.V.”.- ARTICULO SEGUNDO.  La Sociedad tendrá su domicilio en la Ciudad de México, Distrito Federal.  ARTICULO TERCERO.  La Sociedad tendrá por objeto: a)  Adquirir interés o participación en otras sociedades mercantiles o civiles, formando parte en su constitución o adquiriendo acciones o participaciones en las ya constituidas, así como enajenar o traspasar tales acciones o participaciones, y la realización de todos los actos procedentes que le correspondan como sociedad controladora de aquellas sociedades de las que llegare a ser titular de la mayoría de sus acciones o partes sociales.  b)  Promover, organizar y administrar toda clase de sociedades mercantiles o civiles.  c)  Proporcionar a sociedades mercantiles o asociaciones civiles, servicios administrativos, de organización, fiscales, legales, de asesoría y consultoria técnica en materia industrial, contable, mercantil o financiera y en general cualquier clase de asesoría a empresas.  d)  Otorgar préstamos a sociedades mercantiles o civiles en las que tenga interés o participación mayoritaria o que pueda ejercitar la facultad de designar la mayoría de los órganos de administración.  e)  Suscribir títulos de crédito, aceptarlos, así como endosarlos, avalarlos y gravarlos en cualquier forma que sean, sin que dicha actividad se ubique en los supuestos del artículo cuarto de la Ley del Mercado de Valores y se realizará en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito, y avalar o garantizar en cualquier forma el cumplimiento de las obligaciones a cargo de las sociedades en las que tenga participación mayoritaria o que pueda ejercitar la facultad de designar la mayoría de los órganos de Administración.  f)  Comprar, vender en corto, al contado a futuro o a plazo, acciones, obligaciones, petrobonos, papel comercial, aceptaciones bancarias, cetes y en general, cualquier título de crédito; dar o recibir en garantía, dar o recibir en préstamos (así) títulos de crédito, obtener y otorgar créditos para la compra venta de títulos de crédito. Ser agente, comisionista o representante de empresas nacionales o extranjeras.  g)  Comprar, vender, construir, edificar, administrar, dar o tomar en arrendamiento, explotar y negociar con terrenos, casas, edificios y en general con toda clase de bienes inmuebles, así como adquirir los derechos reales sobre los mismos que sean indispensables para su objeto social.  h)  Comprar, vender, arrendar, importar, exportar, poseer, dar o tomar en prenda y negociar a cualquier título con maquinaria, equipo, materiales de construcción y en general, con toda clase de bienes muebles.  i)  Urbanizar, pavimentar, edificar, construir, planear, diseñar, decorar, hacer las instalaciones de agua potable, sanitarias, eléctricas y de cualquier otra clase que se requieran de dichos inmuebles.  j) Proporcionar servicios de ingeniería, arquitectura y técnicos a toda clase de negociaciones.  k)  Dar asesoría, hacer toda clase de estudios de urbanismo y planeación territorial y todo lo relacionado con desarrollo urbano y asentamientos humanos.  l)  Contratar activa o pasivamente toda clase de prestaciones de servicios, celebrar contratos, convenios, así como adquirir títulos, patentes, marcas industriales, nombres comerciales; opciones y preferencias, derecho de propiedad literaria, industrial, artística o concesiones de alguna autoridad.  m)  Adquirir acciones, participaciones, partes de interés, obligaciones de toda clase de empresas o sociedades, formar parte de ellas y entrar en comandita, sin que se ubiquen en los supuestos del artículo cuarto de la Ley del Mercado de Valores.  n)  Aceptar o conferir toda clase de comisiones mercantiles y mandatos, obrando en su propio nombre o en nombre del comitente o mandante.  o)  En general, realizar y celebrar todos los actos, contratos y operaciones conexos, accesorios o accidentales que sean necesarios o convenientes para la realización de los objetos anteriores.  ARTICULO CUARTO.  La duración de la Sociedad será de noventa y nueve años, contados a partir de la fecha de su constitución.  ARTICULO QUINTO.- Se estipula el convenio o pacto expreso que forma parte integrante de estos estatutos sociales, por el que se estatuye que la sociedad no admitirá directa ni indirectamente como socios o accionistas a inversionistas extranjeros y sociedades sin “cláusula de exclusión de extranjeros”, ni tampoco reconocerá en absoluto derechos de socios o accionistas a los mismos inversionistas y sociedades..... CAPITULO TERCERO.  ASAMBLEAS DE ACCIONISTAS.  ARTICULO DECIMO CUARTO.  La Asamblea General de Accionistas es el órgano supremo de la Sociedad. Las Asambleas Generales de Accionistas serán Ordinarias y Extraordinarias.  Unas y otras se reunirán en el domicilio social, salvo caso fortuito o de fuerza mayor.  Las Asambleas Generales Ordinarias serán las que tengan por objeto tratar cualquier asunto que la Ley o estos estatutos no reserven a las Asambleas Generales Extraordinarias.  La Asamblea General Ordinaria se reunirá por lo menos una vez al año, dentro de los cuatro meses que sigan a la clausura del ejercicio social y se ocupará, además de otros asuntos incluidos en la Orden del Día, de los siguientes:  a)  Discutir, aprobar o modificar el informe de los administradores a que se refiere el enunciado general del Artículo ciento setenta y dos de la Ley General de Sociedades Mercantiles, tomando en cuenta el informe del o de los Comisarios, y tomar las medidas que juzgue oportunas.  b)  Nombrar al Consejo de Administración y a los Comisarios.  c)  Determinar los emolumentos correspondientes a los Consejeros y Comisarios.  d)  La presentación a los accionistas del informe a que se refiere el enunciado general del Artículo ciento setenta y dos de la Ley General de Sociedades Mercantiles, del ejercicio inmediato anterior de la sociedad o sociedades de que la presente Sociedad sea titular de la mayoría de las acciones, cuando el valor de la inversión en cada una de ellas exceda del veinte por ciento del capital contable, según el estado de posición financiera de esta Sociedad controladora al cierre del ejercicio social, correspondiente..... ARTICULO DECIMO QUINTO.  Las Asambleas Generales de Accionistas serán convocadas por el Consejo de Administración o un Comisario, salvo lo dispuesto en los Artículos ciento sesenta y ocho, ciento ochenta y cuatro y ciento ochenta y cinco de la Ley General de Sociedades Mercantiles.  La convocatoria deberá publicarse en uno de los periódicos de mayor circulación en el domicilio de la Sociedad, por lo menos quince días naturales antes de la fecha señalada para la reunión. Dicha convocatoria deberá contener la Orden del Día, o sea la lista de los asuntos que deban tratarse en la Asamblea, así como la fecha, lugar y hora en que deba celebrarse.  En caso de segunda o ulterior convocatoria, ésta deberá ser publicada por lo menos ocho días naturales antes de la fecha señalada para la reunión.  ARTICULO DECIMO SEXTO.  Para que una Asamblea General Ordinaria se considere legalmente instalada en virtud de primera convocatoria, deberá estar representada, por lo menos, la mitad del capital social. En caso de segunda o ulterior convocatoria, la Asamblea General Ordinaria se considerará legalmente instalada cualquiera que sea el número de acciones representadas.  Para que las resoluciones de la Asamblea General Ordinaria sean válidas deberán tomarse siempre, por lo menos, por la mayoría de los votos presentes.....  ARTICULO DECIMO SEPTIMO.  Las Asambleas Generales Ordinarias o Extraordinarias de Accionistas podrán celebrarse legalmente, sin necesidad de convocatoria previa y sus resoluciones serán válidas, con tal de que en el momento de la votación haya estado representada la totalidad de las acciones, de conformidad con lo previsto por el Artículo ciento ochenta y ocho de la Ley General de Sociedades Mercantiles.....  ARTICULO DECIMO NOVENO.  Las Asambleas serán presididas por el Presidente del Consejo de Administración o, en su ausencia, por el Consejero que cuente con facultades de dicho Consejo para suplir al Presidente en esa función, o a falta de ellos, por quien fuere designado por los Accionistas presentes o representados en la Asamblea.  Será Secretario el del Consejo o, en su defecto, la persona que designen los Accionistas presentes o representados en la Asamblea.  Al iniciarse las Asambleas, la persona que presida nombrará dos escrutadores para que determinen el número de acciones presentes y el porcentaje que representen del capital social. Todas las actas de las Asambleas de Accionistas, ya sean ordinarias o extraordinarias, serán firmadas por el Presidente y por el Secretario de la Asamblea, así como por el Comisario o Comisarios que concurran. Las actas se asentarán en el libro respectivo. Cuando no pudiere asentarse el acta de una asamblea en el libro respectivo se protocolizará ante Notario Público.....  CAPITULO CUARTO.  ARTICULO VIGESIMO PRIMERO. - Cada Consejero Propietario y Suplente otorgará una garantía no menor de Cien Mil Pesos, que podrá constituirse mediante depósito en efectivo o fianza de institución debidamente autorizada, para asegurar las responsabilidades que pudieran contraer en el desempeño de su encargo.  Esa garantía no será devuelta a los Consejeros sino hasta que las cuentas correspondientes al periodo en el que hayan fungido con tal carácter sean debidamente aprobadas por una Asamblea General..... CAPITULO QUINTO.  VIGILANCIA.  ARTICULO TRIGESIMO PRIMERO.  La Asamblea General Ordinaria podrá nombrar hasta dos Comisarios Propietarios y hasta dos Comisarios Suplentes, según lo estime conveniente, sin perjuicio de que cualquier accionista o grupo de accionistas que representen cuando menos el veinticinco por ciento de las acciones que integran el Capital Social, pueda designar un Comisario Propietario y un Comisario Suplente además de los designados por la mayoría. Este porcentaje será del diez por ciento mientras la Sociedad tenga inscritas sus acciones en la Bolsa de Valores.  El o los Comisarios tendrán a su cargo la vigilancia de la Sociedad y los derechos y obligaciones que les fije esta escritura y los Artículos ciento sesenta y cuatro y siguientes de la Ley General de Sociedades Mercantiles y durarán en su cargo un año o hasta que sus sucesores sean electos y tomen posesión de sus puestos.  Cada Comisario Propietario y Suplente otorgará una garantía no menor de Cien Mil Pesos, que podrá constituirse mediante depósito en efectivo o fianza de institución debidamente autorizada, para asegurar las responsabilidades que pudiera contraer en el desempeño de su encargo.....”

V.

Por escritura número dieciocho mil ciento ochenta y tres, de fecha veintinueve de julio de mil novecientos noventa y dos, pasada ante la fe del señor Licenciado Andrés Jiménez Cruz, Notario número ciento sesenta y ocho del Distrito Federal, actuando como suplente y en el protocolo del Licenciado Antonio Velarde Violante, Notario número ciento sesenta y cuatro, del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital en el FOLIO MERCANTIL número TREINTA Y TRES MIL TRESCIENTOS VEINTICINCO, el día treinta y uno de agosto de mil novecientos noventa y dos.  De dicha escritura copio en su parte conducente lo que sigue:  “..... EL PODER GENERAL, que otorga “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representada en este acto por el señor ingeniero DON CARLOS SLIM HELU, en favor de los señores LICENCIADOS DON ALEJANDRO ESCOTO CANO, DON MARCO ANTONIO SLIM DOMIT Y DON CARLOS SLIM DOMIT, al tenor de las siguientes:  CLAUSULAS.  PRIMERA.  Poder general para pleitos y cobranzas con todas las facultades generales y aun las especiales que de acuerdo con la Ley requieran poder o cláusula especial, pero sin que se comprenda la facultad de hacer cesión de bienes, en los términos del párrafo primero del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, y sus correlativos de los demás Estados de la República Mexicana.  De manera enunciativa y no limitativa, se mencionan entre otras facultades las siguientes: 1.- Para intentar y desistirse de toda clase de procedimientos, inclusive amparo.- II.- Para transigir.- III.- Para comprometer en árbitros.  IV.  Para absolver y articular posiciones.  V.  Para recusar.  VI.  Para recibir pagos. -VII.  Para presentar denuncias y querellas en materia penal y para desistirse de ellas cuando lo permita la Ley.- SEGUNDA. -Los apoderados ejercitarán el mandato a que alude la cláusula anterior, ante particulares y ante toda clase de autoridades administrativas o judiciales, inclusive de carácter federal o local, y ante las Juntas de Conciliación y Arbitraje, Locales o Federales y Autoridades de Trabajo, así como de la Procuraduría Federal del Consumidor.  TERCERA.  Poder general para actos de administración, en los términos del párrafo segundo del citado artículo dos mil quinientos cincuenta y cuatro del Código Civil mencionado y sus correlativos de los demás Estados de la República Mexicana.  CUARTA.  Un poder amplio, cumplido y bastante, con todas las facultades generales y aun las especiales de un poder general para pleitos y cobranzas, para actos de administración, incluyendo la de desistirse aun de juicio de amparo, en los términos de los artículos dos mil quinientos cincuenta y cuatro, primero y segundo párrafos y dos mil quinientos ochenta y siete del Código Civil en vigor en el Distrito Federal, y sus correlativos en los Estados y además con fundamento en los artículos once, seiscientos noventa y dos, Fracción dos romano, setecientos ochenta y seis y ochocientos setenta y seis de la Ley Federal del Trabajo, para que actúe como Representante Legal de esta Sociedad, con todas las facultades inherentes y pueda comprometerla en conciliación y absolver posiciones y además seguir en todos sus trámites e instancias los juicios laborales que se intenten en contra de la sociedad.  QUINTA.  . Poder para otorgar y suscribir títulos de crédito en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito.  SEXTA.  Poder para conferir y revocar poderes.  El presente poder deberá ser ejercido conforme a las siguientes reglas:  a)  Los señores licenciados DON ALEJANDRO ESCOTO CANO y DON MARCO ANTONIO SLIM DOMIT, individualmente gozarán de las facultades señaladas en las cláusulas PRIMERA, SEGUNDA, TERCERA y CUARTA.  b)  Los señores licenciado DON ALEJANDRO ESCOTO CANO y DON MARCO ANTONIO SLIM DOMIT, para ejercer las facultades de suscribir títulos de crédito y conferir y revocar poderes deberán hacerlo siempre mancomunadamente.  c)  El señor licenciado DON CARLOS ELIM DOMIT, podrá individualmente ejercitar las facultades señaladas en las cláusulas PRIMERA, SEGUNDA, TERCERA, CUARTA, QUINTA y SEXTA......”

Y PARA DOCUMENTAR LA ESCRITURA QUE ANTECEDE, EXPIDO LA PRESENTE CERTIFICACION EN LA CIUDAD DE MEXICO, DISTRITO FEDERAL, EL MISMO DIA DE SU OTORGAMIENTO, EN CINCO FOJAS UTILES.  DOY FE.  LICENCIADO LUIS FELIPE DEL VALLE PRIETO ORTEGA.

PERSONALIDAD DEL SEÑOR LICENCIADO CARLOS FRANCISCO LOPEZ CORDOVA, COMO REPRESENTANTE LEGAL Y DELEGADO FIDUCIARIO DE “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA.  LUIS FELIPE DEL VALLE PRIETO ORTEGA, NOTARIO NUMERO VEINTE DEL DISTRITO FEDERAL, CERTIFICA:  Que a fin de acreditar su personalidad como Representante Legal y Delegado Fiduciario de “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, le fue presentado por el señor LICENCIADO CARLOS FRANCISCO LOPEZ CORDOVA, el siguiente documento:

I.

Escritura número CIENTO DOS MIL SESENTA Y UNO, de fecha diez de diciembre de mil novecientos noventa y tres, ante el suscrito Notario, debidamente inscrita en el Registro Público de la Propiedad y del Comercio del Distrito Federal en el FOLIO MERCANTIL número CIENTO SETENTA Y NUEVE MIL NOVECIENTOS TREINTA Y CUATRO, con fecha veintitrés de diciembre de mil novecientos noventa y tres, en la que se hizo constar LA PROTOCOLIZACION DEL ACTA DE LA ASAMBLEA GEIERAL ORDINARIA DE ACCIONISTAS DE “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, celebrada el día tres de diciembre de mil novecientos noventa y tres, en la que se tomó entre otros acuerdos, la DESIGNACION DE DELEGADOS FIDUCIARIOS.

De dicha escritura copio en su parte conducente lo siguiente: “  En relación con el primer punto de la Orden del Día, el Presidente explicó que el artículo 80 de la Ley de Instituciones de Crédito, establece que las instituciones de crédito desempeñan la función fiduciaria y ejercen las facultades relativas a dicha función, por medio de sus delegados fiduciarios.  Previa deliberación respecto de la proposición anterior, la Asamblea adoptó, por unanimidad de votos, la siguiente resolución.- PRIMERA RESOLUCION:  Se designó al C.P. Federico Loaiza Montaño y al Lic. Carlos Francisco López Córdova, como delegados fiduciarios de BANCO INBURSA, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, para que por su conducto, en los términos del artículo 80 de la Ley de Instituciones de Crédito, dicha institución de crédito desempeñe la función fiduciaria y ejerza las facultades relativas a esa función. En el ejercicio de sus encargos los delegados fiduciarios designados, podrán actuar individualmente.....”

II.

Escritura número ciento un mil setecientos trece, de fecha cuatro de octubre de mil novecientos noventa y tres, otorgada ante el suscrito Notario, inscrita en el Registro Público de Comercio, del Distrito Federal, en el Folio Mercantil número “179,934” (ciento setenta y nueve mil novecientos treinta y cuatro), previos los permisos concedidos por las Secretarías de Relaciones Exteriores y Hacienda y Crédito Público, se constituyó “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE.

De dicha escritura copio en lo conducente, lo que sigue: “.....C L A U S U L A UNICA.  La sociedad se regirá por los siguientes:  ESTATUTOS DE BANCO INBURSA, SOCIEDAD ANONIMA.  INSTITUCION DE BANCA MULTIPLE.  GRUPO FINANCIERO INBURSA.  CAPITULO PRIMERO.  DENOMINACION, OBJETO, DURACION, DOMICILIO Y NACIONALIDAD.- ARTICULO PRIMERO.- DENOMINACION.  La sociedad se denomina BANCO INBURSA.  Esta denominación deberá estar seguida por las palabras SOCIEDAD ANONIMA o por su abreviatura “S.A.”, Institución de Banca Múltiple, Grupo Financiero Inbursa.  ARTICULO SEGUNDO.  OBJETO SOCIAL.  La sociedad tendrá por objeto la prestación del servicio de banca y crédito en los términos de la Ley de Instituciones de Crédito y, en consecuencia, podrá realizar las operaciones y prestar los servicios bancarios a que se refiere el artículo cuarenta y seis de dicha Ley, en todas sus modalidades, de conformidad con las demás disposiciones legales y administrativas aplicables y con apego a las sanas prácticas y a los usos bancarios y mercantiles.  ARTICULO TERCERO. -DESARROLLO DEL OBJETO.  Para cumplir su objeto social, la sociedad podrá: 1.- Adquirir, enajenar, poseer,, arrendar, usufructuar y, en general, utilizar y administrar, bajo cualquier título, toda clase de derechos y bienes muebles e inmuebles que sean necesarios o convenientes para la realización de su objeto y el cumplimiento de sus fines, y II.  Realizar todos los actos jurídicos necesarios o convenientes para el desempeño de sus actividades y la consecución de sus objetivos.  III.  Actuar de manera conjunta frente al público, ofrecer servicios complementarios y ostentarse como integrante de “Grupo Financiero Inbursa”, Sociedad Anónima de Capital Variable.  IV.  Con observancia de las reglas generales que dicte la Secretaría de Hacienda y Crédito Público, llevar a cabo las operaciones propias de su objeto en las oficinas y sucursales de atención al público de las otras entidades financieras del Grupo Financiero, y ofrecer en sus propias oficinas, como servicios complementarios, los que éstas brinden conforme a su objeto social.  ARTICULO CUARTO.  DURACION.  La duración de la sociedad será indefinida.  ARTICULO QUINTO.  DOMICILIO.  El domicilio de la sociedad será la Ciudad de México, Distrito Federal, y podrá establecer previa autorización de la Secretaría de Hacienda y Crédito Público, sucursales, agencias y oficinas en otros lugares de la República o en el extranjero, sin que por ello se entienda cambiado su domicilio social.  ARTICULO SEXTO.  NACIONALIDAD.  La sociedad es mexicana. Los accionistas extranjeros que la sociedad tenga o llegare a tener quedan obligados formalmente con la Secretaría de Relaciones Exteriores a considerarse como nacionales respecto de las acciones de la sociedad que adquieran o de que sean titulares, así como de los bienes, derechos, autorizaciones, participaciones o intereses de que sea titular la sociedad, como igualmente de los derechos y obligaciones que deriven de los contratos en que sea parte la sociedad con autoridades mexicanas, y a no invocar, por lo mismo, la protección de sus gobiernos, bajo la pena, en caso contrario, de perder en beneficio de la Nación Mexicana las participaciones sociales que hubieren adquirido.  CAPITULO SEGUNDO.  CAPITAL SOCIAL, ACCIONISTAS Y ACCIONES.  ARTICULO SEPTIMO.  CAPITAL SOCIAL.  La sociedad tendrá un capital social de N$500,000,000.00 (QUINIENTOS MILLONES DE NUEVOS PESOS) Moneda Nacional, representado por 100,000,000 (CIEN MILLONES) de acciones divididas en tres series: La Serie “A” representada por 51,000,000 (CINCUENTA Y UN MILLONES) de acciones, equivalentes al cincuenta y uno por ciento del capital; la Serie “B”, representada por l9,000,000 (DIECINUEVE MILLONES) de acciones, equivalentes al diecinueve por ciento del capital; y la Serie “C” representada por 30,000,000 (TREINTA MILLONES) de acciones, equivalentes al treinta por ciento del capital social, todas ellas sin expresión de valor nominal.....  CAPITULO TERCERO. -ASAMBLEA DE ACCIONISTAS.  ARTICULO DECIMO SEXTO.  ASAMBLEAS GENERALES.  La Asamblea General Ordinaria se reunirá cuando menos una vez al año, dentro de los cuatro meses siguientes a la terminación del ejercicio social, y en los demás casos en que sea convocada por el consejo de administración.  La extraordinaria se reunirá cuando deba tratarse alguno de los asuntos previstos en el artículo ciento ochenta y dos de la Ley General de Sociedades Mercantiles.  Quedan a salvo, sin embargo, los casos de asambleas que deban celebrarse en los eventos previstos en los artículos ciento sesenta y ocho, ciento ochenta y cuatro y ciento ochenta y cinco de la Ley General de Sociedades Mercantiles.  ARTICULO DECIMO SEPTIMO.  ASAMBLEAS ESPECIALES.  De conformidad con lo dispuesto por el artículo ciento noventa y cinco de la Ley General de Sociedades Mercantiles, toda proposición que pueda perjudicar los derechos de una de las series de acciones deberá ser aceptada previamente por la serie afectada, reunida en asamblea especial.  ARTICULO DECIMO OCTAVO.  CONVOCATORIAS.  Las convocatorias indicarán la fecha, hora y lugar de celebración; contendrán la orden del día; serán suscritas por el convocante o, si éste fuere el consejo de administración, por su presidente o por el secretario; y se publicarán en el periódico oficial del domicilio social o en el Diario Oficial de la Federación o en alguno de los diarios de mayor circulación en la entidad del domicilio de la sociedad, por lo menos con quince días naturales de anticipación a la fecha de su celebración.  Si la asamblea no pudiere celebrarse el día señalado para su reunión, se hará una segunda convocatoria, con expresión de esta circunstancia, dentro de un plazo no mayor de quince días hábiles bancarios.  Las asambleas podrán ser celebradas sin previa convocatoria si estuviere representada la totalidad de las acciones con derecho de voto en los asuntos materia de la reunión.  ARTICULO DECIMO NOVENO.- ACREDITAMIENTO DE LOS ACCIONISTAS.  Para concurrir a las asambleas, los accionistas deberán entregar a la secretaría del consejo de administración, a más tardar dos días hábiles antes del señalado para la junta, las constancias de depósito que respecto de las acciones y con el fin de que los titulares acrediten su calidad de accionistas, les hubiere expedido alguna de las instituciones para el depósito de valores reguladas por la Ley del Mercado de Valores, complementadas, en su caso, con el listado a que se refiere el artículo setenta y ocho del citado Ordenamiento. -En las constancias a que se hace referencia, se indicará el nombre del depositante, la cantidad de acciones depositadas en la institución para el depósito de valores, los números de los títulos y la fecha de celebración de la asamblea. En las correspondientes a los accionistas de las Series “A”, “B” y “C”, y en su caso, de la Serie “L”, además la condición de que dichas acciones permanecerán en poder de la depositaria hasta después de terminada la asamblea de que se trate.  Hecha la entrega, el secretario expedirá a los interesados las tarjetas de ingreso correspondiente, en las cuales se indicarán el nombre del accionista y el número de votos a que tiene derecho, así como el nombre del depositario.  Los accionistas podrán hacerse representar en las asambleas por apoderado constituido mediante poder otorgado en formularios elaborados por la propia sociedad en los términos y con los requisitos que se establecen en las fracciones primera, segunda y tercera del artículo dieciséis de la Ley de Instituciones de Crédito. Dicho poder también será entregado a la Secretaría del Consejo de Administración conforme a las reglas arriba previstas.  La institución deberá tener a disposición de los representantes de los accionistas los formularios de los poderes durante el plazo a que se refiere el artículo ciento setenta y, tres de la Ley General de Las Sociedades Mercantiles, con el fin de que aquellos puedan hacerlos llegar con oportunidad a sus representados.  En ningún caso podrán ser mandatarios, para estos efectos, los administradores ni los comisarios de la sociedad.  ARTICULO VIGESIMO.  INSTALACION.  Las asambleas generales ordinarias se considerarán legalmente instaladas en virtud de primera convocatoria si en ellas está representada, por lo menos, la mitad de las acciones correspondientes al capital pagado ordinario.  En caso de segunda convocatoria, se instalarán legalmente cualquiera que sea el número de las acciones que estén representadas.  Las asambleas generales extraordinarias en las que las acciones de la Serie “L” no tengan derecho de voto en los asuntos a tratar, se instalarán legalmente en virtud de primera convocatoria si en ellas están representadas, cuando menos, las tres cuartas partes del capital pagado ordinario; y en virtud de segunda convocatoria, si los asistentes representan, por lo menos, el cincuenta por ciento del referido capital.  Las asambleas generales extraordinarias en las que las acciones de la Serie “L” sí tengan derecho de voto en cualquiera de los asuntos a tratar, se instalarán legalmente en virtud de primera convocatoria si en ellas están representadas, cuando menos, las ‘tres cuartas partes del capital pagado de la sociedad; y en virtud de segunda convocatoria, si los asistentes representan por lo menos, el cincuenta por ciento del referido capital.  Las asambleas especiales se instalarán legalmente en virtud de primera convocatoria si en ellas están representadas, cuando menos, las tres cuartas partes de la porción del capital pagado de la sociedad que corresponda a la serie de que se trate; y, en virtud de segunda convocatoria, si los asistentes representan, por lo menos, el cincuenta por ciento de la porción del mismo que corresponda a la serie de que se trate.  A las asambleas especiales que se reúnan con el fin de designar Consejeros y Comisarios, les serán aplicables, en lo conducente, las disposiciones para las asambleas generales ordinarias previstas en la Ley General de Sociedades Mercantiles.- Si, por cualquier motivo, no pudiere instalarse legalmente una asamblea, este hecho y sus causas se harán constar en el libro de actas, con observancia, en lo que proceda, de lo dispuesto en el artículo vigésimo tercero de estos estatutos.  ARTICULO VIGESIMO PRIMERO.  DESARROLLO.  Presidirá las asambleas el Presidente del consejo de administración. Si, por cualquier motivo, aquél no asistiere al acto, o si se tratare de una asamblea especial, la presidencia corresponderá al accionista o al representante de accionistas que designen los concurrentes.  Actuará como secretario quien lo sea del consejo, o en su defecto, el prosecretario o la persona que designe el presidente de la asamblea.  El presidente nombrará escrutadores a dos de los accionistas o representantes de accionistas presentes, quienes validarán la lista de asistencia, con indicación del número de acciones representadas por cada asistente; se cerciorarán de la observancia de lo dispuesto en el artículo décimo sexto de la Ley de Instituciones de Crédito; y rendirán su informe a la asamblea, lo que se hará constar en el acta respectiva.  No se discutirá ni resolverá cuestión alguna que no esté presta en la orden del día.  Independientemente de la posibilidad de aplazamiento a que se refiere el artículo ciento noventa y nueve de la Ley General de Sociedades Mercantiles, si no pudieren tratarse en la fecha señalada todos los puntos comprendidos en la orden del día, la asamblea podrá continuar su celebración mediante sesiones subsecuentes que tendrán lugar en las fechas que la misma determine, sin necesidad de nueva convocatoria; pero, entre cada dos de las sesiones de que se trate, no podrán mediar de tres días hábiles. Estas sesiones subsecuentes se celebrarán con el quórum exigido por la Ley para segunda convocatoria.  ARTICULO VIGESIMO SEGUNDO.  VOTACIONES Y RESOLUCIONES.  En las asambleas, cada acción en circulación dará derecho a un voto. Las votaciones serán económicas, salvo que la mayoría de los presentes acuerde que sean nominales o por cédula.  En las asambleas generales ordinarias, ya sea que se celebren porvirtud de primera o ulterior convocatoria, las resoluciones serán tomadas por simple mayoría de votos de las acciones representadas.  Si se trata de asambleas generales extraordinarias en las que las acciones de la Serie “L” no tengan derecho de voto en los asuntos a tratar, bien que se reúnan por primera o ulterior convocatoria, las resoluciones serán válidas si son aprobadas por el voto de las acciones que representen, por lo menos, la mitad del capital pagado ordinario.  Si se trata de asambleas generales extraordinarias en las que las acciones de la Serie “L” sí tengan derecho de voto en cualquiera o cualesquiera de los asuntos a tratar, bien que se reúnan por primera o ulterior convocatoria, las resoluciones serán válidas si son aprobadas por el voto de las acciones que representen, por lo menos, la mitad del capital pagado de la sociedad.  Si se trata de asambleas especiales, bien que se reúna por primera o ulterior convocatoria, las resoluciones serán válidas si son aprobadas por el voto de las acciones que represente, por lo menos, la mitad del capital pagado de la sociedad que corresponda a la serie de que se trate.  A las asambleas especiales que se reúnan con el fin de designar Consejeros y Comisarios, les serán aplicables, en lo conducente, las disposiciones para las asambleas generales ordinarias previstas en la Ley General de Sociedades Mercantiles.- Los miembros del consejo de administración no podrán votar para aprobar sus cuentas, informes o dictámenes, o respecto de cualquier asunto que afecte su responsabilidad o interés personal.  Para la validez de cualquier resolución que implique la fusión de la institución con otra u otras instituciones, o la reforma de los estatutos sociales, se requerirá la aprobación de la Secretaría de Hacienda y Crédito Público. Para estos efectos, tanto la escritura constitutiva como las modificaciones estatutarias se inscribirán en el Registro Público del Comercio con inclusión de las respectivas autorizaciones, de acuerdo con lo dispuesto en el artículo noveno, último párrafo, y vigésimo séptimo, primer párrafo, de la Ley de Instituciones de Crédito.  ARTICULO VIGESIMO TERCERO.  ACTAS.  Las actas de las asambleas se consignarán en un libro especial y serán firmadas por quien presida la asamblea, por el secretario y por el comisario o comisarios que concurran.  A un duplicado del acta, certificado por el secretario, se agregará la lista de los asistentes, con indicación del número de acciones que representen, los documentos justificativos de su calidad de accionistas y, en su caso, el acreditamiento de sus representantes, asimismo, un ejemplar de los periódicos en que se hubiere publicado la convocatoria y los informes, dictámenes y demás documentos que se hubieren presentado en el acto de celebraci6n de la asamblea o previamente a ella....  TRANSITORIAS...... TERCERA.  Los otorgantes, constituidos en Asamblea General Ordinaria de Accionistas y haciendo uso del derecho que les concede la Ley y los presentes Estatutos, toman los siguientes: ACUERDOS......E)  OTORGAMIENTO DE PODERES.  Se acuerda conferir los siguientes poderes que los apoderados ejercitarán actuando en nombre y representación de “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA.....  III. - Se otorga a favor.....  y del Licenciado CARLOS FRANCISCO LOPEZ CORDOVA, los siguientes poderes generales, que podrán ejercitar actuando individualmente: a)  Para PLEITOS Y COBRANZAS, que se otorga con todas las facultades generales y especiales que requieran cláusula especial de acuerdo con la Ley, por lo que se confiere sin limitación alguna, de conformidad con lo establecido en el párrafo primero del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos de los Códigos Civiles de los Estados de la República Mexicana; estarán por consiguiente facultados en forma enunciativa más no limitativa para presentar querellas, denuncias penales y otorgar perdones; para constituirse en parte ofendida o en coadyuvante en los procedimientos penales; desistirse de las acciones que intentaren y de juicios de amparo; para transigir, para someter a arbitraje, para articular y absolver posiciones, para recusar, para recibir pagos y ejecutar todos los otros actos expresamente determinados por la Ley, entre los que se incluyen representar a la Sociedad ante autoridades judiciales y administrativas, civiles o penales y ante autoridades y tribunales de trabajo; b)  Para ACTOS DE ADMINISTRACION de acuerdo con lo establecido en el párrafo segundo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y de sus correlativos de los Códigos Civiles de los Estados de la República Mexicana; c)  Para representar a la Sociedad y realizar cualesquiera ACTOS DE ADMINISTRACION Y PLEITOS Y COBRANZAS en toda clase de conflictos y asuntos en materia laboral, de acuerdo con lo dispuesto por los artículos once, seiscientos noventa y dos fracción segunda, setecientos ochenta y seis, ochocientos setenta y seis y demás relativos de la Ley Federal del Trabajo, y en los términos de los dos primeros párrafos del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y de sus artículos correlativos de los respectivos Códigos Civiles de todos los Estados de la República Mexicana, con las facultades especiales que de acuerdo con la Ley requieran cláusula especial contenidas en el artículo dos mil quinientos ochenta y siete del mismo Código y de sus artículos correlativos de los demás Códigos Civiles mencionados, exceptuándose de este poder únicamente la facultad para hacer cesión de bienes, pero incluyéndose expresamente aquellas que de manera enunciativa y no limitativa se mencionan a continuación, tales como desistirse, transigir, comprometer en árbitros, articular y absolver posiciones, recusar, aceptar cesiones de bienes, recibir pagos, otorgar recibos y cancelaciones, promover juicio de amparo y desistirse de él, hacer denuncias, acusaciones y querellas y, en general, ejercitar sus facultades de todo tipo de acciones ante toda clase de personas físicas y morales y ante toda clase de autoridades tanto judiciales como administrativas, ya sean del fuero común o federal, y en especial ante las juntas locales o federales de conciliación y arbitraje. En especial, los apoderados podrán comparecer ante todas las autoridades en materia de trabajo, con el fin de realizar todas las gestiones y trámites necesarios para la solución de los conflictos laborales de la poderdante, los que comparecerán en el carácter de representante de la misma, en los términos del artículo once de la Ley Federal del Trabajo, que a continuación se transcribe: “Los Directores, Administradores, Gerentes y demás personas que ejerzan funciones de Dirección o Administraci6n de la Empresa o Establecimiento serán considerados representantes del patrón y en tal concepto lo obligan en sus relaciones con los trabajadores”.- En el ejercicio del poder los apoderados podrán participar representando a la poderdante en la etapa conciliatoria a que sea citada por las Juntas de Conciliación y las Juntas de Conciliación y Arbitraje, con todas las facultades de decisión y para la suscripción de los convenios necesarios para la solución de los conflictos laborales en la etapa conciliatoria. Asimismo podrán comparecer en todas las demás etapas del proceso laboral.....”.

Y PARA DOCUMENTAR LA ESCRITURA QUE ANTECEDE, EXPIDO LA PRESENTE CERTIFICACION EN LA CIUDAD DE MEXICO, DISTRITO FEDERAL, EL MISMO DIA DE SU OTORGAMIENTO, EN SEIS FOJAS UTILES.  DOY FE.  LICENCIADO LUIS FELIPE DEL VALLE PRIETO ORTEGA.

PERSONALIDAD DEL DOCTOR RECTOR PEREZ GALINDO, EN REPRESENTACION DE “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES.  EL LICENCIADO LUIS FELIPE DEL VALLE PRIETO ORTEGA, NOTARIO NUMERO VEINTE DEL DISTRITO FEDERAL, CERTIFICA: Que a fin de acreditar su personalidad como representante de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, le fue presentado por el DOCTOR HECTOR PEREZ GALINDO, el siguiente documento:

Escritura número noventa y cuatro mil ciento ochenta y dos, de fecha seis de septiembre de mil novecientos noventa y cinco, pasada ante la fe del señor Licenciado Ignacio R. Morales Lechuga, Notario número ciento dieciséis del Distrito Federal, inscrita en el Registro Público de la Propiedad y del Comercio del Distrito Federal, en el FOLIO MERCANTIL número NOVENTA Y OCHO MIL QUINIENTOS CUARENTA Y UNO, el dos de octubre de mil novecientos noventa y cinco.  De dicha escritura copio en su parte conducente lo que sigue: “..... A.  LA PROTOCOLIZACION parcial del acta de la Junta Ordinaria del Consejo de Administración de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha veintiséis de julio de mil novecientos noventa y cinco; B.  LA FORMALIZACION de los acuerdos aprobados en la misma, consistentes en:  1.  LA RATIFICACION DEL DIRECTOR GENERAL; y 2.  LA REVOCACION Y OTORGAMIENTO DE PODERES AL MISMO, que realizo a solicitud de don Pablo Igartúa Méndez-Padilla, en su carácter de Delegado de dicha Junta, al tenor de los siguientes antecedentes, capítulos y cláusulas: ...... I.  Por escritura número ciento cuarenta y cinco mil doscientos cincuenta, de fecha veinte de agosto de mil novecientos ochenta y siete, ante el Licenciado Eugenio Ibarrola Santoyo, Notario Número Ciento Veintidós del Distrito Federal, actuando como asociado y en el protocolo del Licenciado Mario Monroy Estrada, Notario número Treinta y Uno del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se constituyó “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE. II.- Por escritura número ciento cuarenta y cinco mil seiscientos setenta y nueve, de fecha quince de diciembre de mil novecientos ochenta y siete, ante el Licenciado Mario Monroy Estrada, Notario número Treinta y Uno del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Extraordinaria de Accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, de fecha veintidós de octubre de mil novecientos ochenta y siete, en la que, entre otros acuerdos, se tomó el de reformar el artículo cuarto de los estatutos sociales.  III.  Por escritura número sesenta y cuatro mil setenta y uno, de fecha veintinueve de junio de mil novecientos noventa y dos, ante el Licenciado Othón Pérez Fernández Del Castillo, Notario número Sesenta y Tres del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Extraordinaria de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, de fecha veintisiete de abril de mil novecientos noventa y dos, en la que entre otros acuerdos se tomó el de reformar el artículo sexto de los estatutos sociales.  IV. -Por escritura número sesenta y seis mil cuatrocientos treinta y uno, de fecha tres de mayo de mil novecientos noventa y tres, ante el mismo Notario que la anterior, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Extraordinaria de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, de fecha veinticinco de marzo de mil novecientos noventa y tres, en la que, entre otros acuerdos, se tomó el de reformar los artículos décimo, décimo primero, vigésimo primero fracciones i y j, y trigésimo tercero de los estatutos sociales.  V.  Por escritura número ochenta y nueve mil ochocientos treinta y siete, de fecha once de febrero de mil novecientos noventa y cuatro, ante el Licenciado Alberto T. Sánchez Colín, Notario Número Ochenta y Tres del Distrito Federal, actuando como asociado y en el protocolo a mi cargó, cuyo, primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Extraordinaria de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha veinticinco de enero de mil novecientos noventa y cuatro, en la que se tomó el acuerdo de modificar los artículos octavo, décimo quinto, décimo sexto, vigésimo, vigésimo primero y vigésimo segundo de los estatutos sociales.  VI.  Por escritura número noventa mil setecientos nueve, de fecha diez de junio de mil novecientos noventa y cuatro, ante el mismo Notario que la anterior, actuando como asociado y en el protocolo a mi cargo, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Extraordinaria y Ordinaria Anual de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha veintisiete de abril de mil novecientos noventa y cuatro, en la que entre otros, se tomaron los acuerdos de disminuir y aumentar el capital social tanto en la parte fija como en la variable, quedando el capital social autorizado en la cantidad de DIECINUEVE MILLONES QUINIENTOS CUARENTA Y CUATRO MIL SEISCIENTOS VEINTE NUEVOS PESOS, Moneda Nacional, de los que correspondieron la cantidad de TREINTA MIL TRESCIENTOS SETENTA Y NUEVE NUEVOS PESOS, Moneda Nacional, a la parte fija, y a la cantidad de OCHO MILLONES OCHOCIENTOS CATORCE MIL DOSCIENTOS CUARENTA Y UN NUEVOS PESOS, Moneda Nacional, a la parte variable, y la reforma a los artículos sexto y octavo de los estatutos sociales.  VII.  Por escritura número noventa y dos mil quinientos cuarenta y seis, de fecha veinte de diciembre de mil novecientos noventa y cuatro, ante el mismo Notario que las anteriores, actuando como asociado y en el protocolo a mi cargo, cuyo primer testimonio está pendiente de ser inscrito en el Registro Público de Comercio de esta Capital, se hizo constar la protocolización del acta de Asamblea General Extraordinaria y Ordinaria de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha veintinueve de noviembre de mil novecientos noventa y cuatro, en la que se tomaron los acuerdos de aumentar el capital social autorizado a la cantidad de TREINTA Y UN MILLONES CUARENTA Y UN MIL CUATROCIENTOS SESENTA Y OCHO NUEVOS PESOS, Moneda Nacional, de los que corresponden la cantidad de DIEZ MILLONES SETECIENTOS TREINTA MIL TRESCIENTOS SETENTA Y NUEVE NUEVOS PESOS, Moneda Nacional, a la parte fija, y la cantidad de VEINTE MILLONES TRESCIENTOS ONCE MIL OCHENTA Y NUEVE NUEVOS PESOS, Moneda Nacional, a la parte variable, y en consecuencia se reformó el artículo sexto de los estatutos sociales; asimismo, en dicha escritura se hizo constar la compulsa de los estatutos sociales, para quedar con la citada denominación, con domicilio en México, Distrito Federal, duración indefinida, con capital social autorizado antes mencionado, teniendo por objeto, entre otros, operar como institución para el depósito de valores en la ciudad de México, Distrito Federal, y con cláusula de admisión de extranjeros,  ......VIII.  Por escritura número noventa y dos mil novecientos setenta y tres, de fecha quince de marzo de mil novecientos noventa y cinco, ante el mismo Notario que las anteriores, actuando como asociado y en el protocolo a mi cargo, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, otorgó poderes a don Héctor Pérez Galindo.  IX. - Por escritura número noventa y tres mil ciento noventa y siete, de fecha veintiocho de abril de mil novecientos noventa y cinco, ante el mismo Notario que las anteriores, actuando como asociado y en el protocolo a mi cargo, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el Folio Mercantil número noventa y ocho mil quinientos cuarenta y uno, se hizo constar la protocolización del acta de Asamblea General Ordinaria Anual de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha tres de abril de mil novecientos noventa y cinco, en la que entre otros, se tomaron los acuerdos de ratificar y designar a los miembros del Consejo de Administración, la ratificación de Presidente y Vicepresidente, la ratificación de Comisarios Propietario Suplente y la designación de Secretario Propietario y Suplente de la sociedad, y de dicha escritura copio en su parte conducente lo que es del tenor literal siguiente:  CAPITULO PRIMERO.  PROTOCOLIZACION.  CLAUSULA.  UNICA.  Queda protocolizada el acta de la Asamblea General Ordinaria Anual de accionistas de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, de fecha tres de abril de mil novecientos noventa y cinco, transcrita en el antecedente octavo de esta escritura para que surta todos sus efectos legales.....  X.  Por escritura número noventa y cuatro mil ciento ochenta y uno, de fecha seis de septiembre de mil novecientos noventa y cinco, ante mí, pendiente de ser inscrita en el Registro Público de Comercio de esta Capital, por lo reciente de su otorgamiento, se hizo constar la protocolización parcial del acta de la Junta Ordinaria del Consejo de Administración de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, de fecha treinta y uno de mayo de mil novecientos noventa y cinco, en la que entre otros, se tomó el acuerdo de designar a don Héctor Pérez Galindo, como Director General de la sociedad.  XI.  Que los miembros del Consejo de Administración de “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, celebraron la Septuagésima Primera Sesión del Consejo de Administración, de la que se levantó el acta que en su parte conducente es del tenor literal siguiente: ........ORDEN DEL DIA ....... 3. Ratificación del Director General de la Sociedad y en su caso, revocación y otorgamiento de poderes al mismo.  El licenciado Pablo Igartúa Méndez-Padilla, a solicitud del licenciado Manuel Robleda G. de Castilla, procedió a desahogar este punto del Orden del Día señalando que en virtud de que el Consejo de Administración en su sesión pasada tomó, entre otros acuerdos, el de designar al doctor Héctor Pérez Galindo como nuevo Director General de la Sociedad, sujeto a la aprobación correspondiente de la Comisión Nacional Bancaria y de Valores y toda vez que con fecha 4 de julio del año en curso, esa Comisión otorgó la aprobación conducente, era necesario ratificar dicha designación y proceder a la revocación de poderes que hasta la fecha tenía, así como el otorgamiento de nuevos poderes en virtud de su cargo.  Después de diversos comentarios, los señores Consejeros, por unanimidad de votos, acordaron ratificar la designación del doctor Héctor Pérez Galindo como Director General de la Sociedad, (ACUERDO 36-260795). Asimismo los señores Consejeros acordaron, por unanimidad de votos, revocar al doctor Héctor Pérez Galindo los poderes contenidos en la escritura pública No. 92,973, de fecha 15 de marzo de 1995, pasada ante la fe del Lic. Alberto T. Sánchez Colín, titular de la Notaría Pública 83 del Distrito Federal, y otorgarle los poderes que a continuación se mencionan, en virtud de su nuevo cargo, mismos que serán ejercidos en forma individual; (ACUERDO 37-260795) a) Poder para pleitos y cobranzas, con todas las facultades y aún las especiales que de acuerdo con la Ley requieran poder o cláusula especial, en los términos de los artículos 2554, primer párrafo y 2587 del Código Civil para el Distrito Federal; Limitación: Sin facultad de hacer cesión de bienes.  b) Poder para actos de administración en los términos del segundo párrafo del artículo 2554 del Código Civil para el Distrito Federal;  d) Poder para suscribir toda clase de títulos de crédito, en los términos del artículo 9 de la Ley General de Títulos y Operaciones de Crédito, ya sea emitiéndolos, endosándolos, girándolos, aceptándolos o para cobrar su importe, así como para abrir y cancelar cuentas de cheques, girar cheques contra dichas cuentas y designar a los funcionarios de la Sociedad cuya firma podrá registrarse para estos efectos.  Limitación: Podrá ejercerlo en operaciones que importen en forma individual hasta un monto equivalente al 1% de los activos totales de la sociedad, que se encuentren reflejados en los últimos estados financieros aprobados por la Asamblea de Accionistas “Y PARA DOCUMENTAR LA ESCRITURA QUE ANTECEDE, EXPIDO LA PRESENTE CERTIFICACION EN LA CIUDAD DE MEXICO, DISTRITO FEDERAL, EL MISMO DIA DE SU OTORGAMIENTO, EN CUATRO FOJAS UTILES.  DOY FE.  LICENCIADO LUIS FELIPE DEL VALLE PRIETO ORTEGA.

ES PRIMER TESTIMONIO (SEGUNDO EN SU ORDEN) QUE SE EXPIDE PARA “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, COMO FIDUCIARIA.

ESTA ESCRITO CON TINTA FIJA COTEJADO Y VA EN VEINTICINCO FOJAS UTILES.  DOY FE.

MEXICO, DISTRITO FEDERAL, A VEINTIDOS DE MARZO DE MIL NOVECIENTOS NOVENTA Y SEIS.

LUIS FELIPE DEL VALLE PRIETO ORTEGA, NOTARIO PUBLICO NUMERO VEINTE DEL DISTRITO FEDERAL, C E R T I F I C A:  QUE LA PRESENTE COPIA FOTOSTATICA, ES UNA REPRODUCCION FIEL Y EXCATA DE SU TESTIMONIO ORIGINAL.  DOY FE.

MEXICO, DISTRITO FEDERAL, A VEINTIDOS DE MARZO DE MIL NOVECIENTOS NOVENTA Y SEIS.

LUIS FELIPE VALLE PRIETO ORTEGA
NOTARIO PUBLICO NUM. 20 DEL D.F.

PUBLIC INSTRUMENT NUMBER 106.570 ONE HUNDRED AND SIX THOUSAND FIVE HUNDRED AND SEVENTY)

VOLUME NUMBER. 3791 (THREE THOUSAND AND NINETY ONE)

IN MEXICO CITY, on March eighteen, nineteen ninety six.  LUIS FELIPE DEL VALLE PRIETO ORTEGA.  Public Notary Number Twenty of the Federal District, hereby certifies

THE TRUST CONTRACT executed on the one hand by “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION) represented by Mr. ALEJANDRO ESCOTO CANO, hereinafter called the ‘TRUSTOR”, and on the other by “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA), represented by Attorney CARLOS FRANCISCO LOPEZ CORDOVA, whom is its legal agent and Fiduciary Delegate, hereinafter called the “TRUSTEE”, and as another party “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES), hereinafter called “S.D. INDEVAL” represented by its General Director, Doctor HECTOR PEREZ GALINDO in accordance with the following representations and clauses:

REPRESENTATIONS

I.

The “TRUSTOR” represents through its legal agent:

(a)

In accordance with the provisions of the Foreign Investment Act and the provisions of the Regulation of the Act to Promote the Mexican Investment and Regulate the Foreign Investment, it wishes to incorporate a Trust by which to receive allocations from foreign investors in order that, either through the “TRUSTEE” or any other financial intermediary through any Securities Exchange (Broker) it acquire series “A” shares or “Mexican” representing the stock capital of companies which are list in the Bolsa Mexican de Valores, Sociedad Anonima de Capital Variable (the Securities Mexican Exchange, Limited Liability Variable Capital Corporation), hereinafter called “B.M.V.” and based on same the “TRUSTEE” issue non-amortizable ordinary participation certificates, hereinafter called “CPO’S”.

II.

The “TRUSTEE” represents through its legal agent that:

(a)

Through the official letters number “214.113.94 14226” (two hundred and fourteen point one hundred and thirteen point ninety four space fourteen thousand two hundred and twenty six) and “214.113.94 14228” (two hundred and fourteen point one hundred and thirteen point ninety four space fourteen thousand two hundred and twenty eight), both dated August seventeen, nineteen ninety four, and the official letter number “214.113.95 16711” (two hundred and fourteen point one hundred and thirteen point ninety five space sixteen thousand seven hundred and eleven), dated August twenty four, nineteen ninety five, all issued by the Direccion General de Inversion Extranjera, Secretaria de Comercio y Fomento Industrial (General Direction of Foreign Investment, Ministry of Commerce and Industrial Promotion) whereby it authorized “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA) the incorporation of this Trust.

(b)

Similarly it represents that through the official letters with reference number “T21/7401” (T twenty one slash seven thousand four hundred and one) and “S21/7846” (S twenty one slash seven thousand eight hundred forty six) dated November seventeen, nineteen ninety four and June fourteen nineteen ninety five respectively, both issued by BANCO DE MEXICO, whereby it authorized “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA) to incorporate and operate this Trust and which in accordance with the last paragraph of subsection b) of section nineteen of article one hundred and six of the Mexican Banking Law and in accordance with point number three of the aforementioned official letter number “S21/7846” (S twenty one slash seven thousand eight hundred and forty six) has informed unequivocally the content of such provision, which is hereby transcribed:  ___________________ “Article 106 - The credit institutions are prohibited from _____________________________.

XIX - In the performance of the operations referred in section XV of Article 46 of this Law

b)  Be liable to the trustor or principals for the breach from the debtors, for the credits granted or those from the issuers, for the securities acquired, unless its fault, in accordance with the provision of the last part of article 256 of the Credit Operations and Negotiable Instruments General Law, to guarantee the attainment of the yield for the funds which investment is entrusted to them.

-- If upon at the end of the trust, mandate or commission incorporated for the granting of the credits, these would not have been canceled by the debtors, the institution must transfer same to the trustor or beneficiary of the trust, if any or to the principal, abstaining from covering its amount.

Any agreement contravening the provisions of the foregoing two paragraphs will not produce any legal effect whatsoever…”

III.

“S.D. INDEVAL” represents through its legal agent that:

(a)

It has the legal capability and technical and administrative infrastructure to operate the accounts related with the operations executed in “B.M.V.”, with regard to the instruments forming the patrimony of the Trust, in its capacity as deposit holder of the instruments registered in the Registro Nacional de Valores e Intermediarios de la Comisión Nacional Bancaria y de Valores (“National Securities Registry and Intermediaries of the Banking National Commission and Securities).  BASED ON THE FOREGOING, THE PARTIES GRANT THE FOLLOWING:

CLAUSES

FIRST:

INCORPORATION - THE “TRUSTOR” affects and delivers in an irrevocable trust to the ‘TRUSTEE” the amount of $100.00 (ONE HUNDRED PESOS, MEXICAN CURRENCY), with which to incorporate the initial patrimony of this Trust, which will be increased by the resources, shares and securities forming same in terms of the following clauses:  THE “TRUSTEE”, through this instrument grants the fullest legal receipt of the amount and shares) originally entrusted, accepting the charge conferred upon it and swearing to its legal and faithful performance.

SECOND:

PARTIES - Parties to this Trust are:  “TRUSTOR”: “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), and any other foreign natural person or corporation, executing allocations to the patrimony of the Trust, for the purposes indicated below:

Similarly, as any other corporation incorporating into the Trust, allocating shares, for the purposes indicated in paragraph third of clause SEVENTH of this contract.

“TRUSTEE”:  “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DEPARTMENTO FIDUCIARIO (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA FIDUCIARY DEPARTMENT).

TRUST BENEFICIARIES: The holders of its “CPO’S” issued with a base on this contract.

THIRD:  PATRIMONY OF THE TRUST - The patrimony of the Trust, hereinafter called the trusted patrimony, will be formed by the following:

(a)

The amount initially entrusted.

(b)

The shares of the ISSUING corporations allocated by foreign natural persons or corporations through the Casa de Bolsa (Securities Exchange).

(c)

The money resources that the “TRUSTEE” receives or the acquisition of the shares.

(d)

The shares acquired with the allocations received in the Trust.

(e)

The shares subscribed from the ISSUING corporations which decree increases to their stock capital, if and only the necessary resources to that effect are received from the “TRUSTORS” of the holders of the “CPO’S”, if any.

(f)

The Treasury shares which the ISSUING corporations affect in trust, in order that against such action on behalf of a “TRUSTOR” adjoining of the necessary amount, are subscribed and paid and the corresponding “CPO” is issued.

(g)

The fruits or yields in shares generated by the instruments forming part of the trusted patrimony.

(h)

Any other amount in cash or other goods incorporated into the trusted patrimony for or as a consequence of the compliance of the purposes of this Contract.

FOURTH:  PURPOSES OF THE TRUST - The following are purposes of this contract:

1.

The “TRUSTEE” receives the amount initially entrusted.

2.

The “TRUSTEE”, through the Attorney-at-Fact indicated by the Technical Committee executes all the inherent procedures for the issuance of the “CPO’S”;  which characteristics shall be those detailed in the following Clause:

3.

The “TRUSTEE” issues the “CPO’S” in the amounts and in the terms and conditions set by the Technical Committee, with the prior authority of the competent authorities, in the understanding that it will only make one issue per each series of shares of corporations registered in the “B.M.V.”, previously approved by the Technical Committee, hereinafter called the ISSUERS, such issues having the possibility of being extended inasmuch as the market requires it, and/or for the capital increases decreed by the same ISSUERS, without such implying the change of this Contract or the conditions of the affected issues.  For the effects of the issue of the “CPO’S” all the shares of Series “A” or those reserved for Mexican nationals may be affected to this Trust, in the understanding that the total number of “CPO’S” issued in accordance with the pertaining minute of issue, will be determined in accordance with one hundred percent of such series, regardless of the number of shares forming it or their variations.— The “CPO’S” must be registered in the Registro Nacional de Valores e Intermediarios de la Comisión Nacional Bancaria y de Valores (National Securities Registry and Intermediaries of the Banking National Commission and Securities).

4.

The “TRUSTEE” must proceed to release the corresponding “CPO’S”, as it receives the shares from the ISSUERS.

5.

The “TRUSTEE” through a Casa de Bolsa (Stock Exchange), acquires in the “B.M.V.  shares from the ISSUERS which have been admitted by the Technical Committee and which have subscribed the adherence letter referred to in Clause SEVENTH of this contract.

6.

The “TRUSTEE” receives either the shares or the money allocations executed in their capacity as “TRUSTORS” from the foreign natural persons or corporations through a Casa de Bolsa (Stock Exchange) wishing to participate in this Trust.

7.

The “TRUSTEE”, with the money resources referred to above, acquires through a Casa de Bolsa (Stock Exchange) shares representing the stock capital of corporations listed in the “B.M.V.” which have been determined by the Technical Committee.

8.

The “TRUSTEE”, upon receiving the shares referred in the foregoing number or receives them in accordance with number six above, delivers the “CPO’S” issued to the BENEFICIARIES OF THE TRUST, in accordance with their allocations.

9.

The “TRUSTEE” in the event that the “CPO’S” are acquired in the market by Mexican investors, exchanges the “CPO’S” for the corresponding shares, through the transfer procedures between the accounts of deposit which are maintained by “S.D. INDEVAL” for each of the parties.

10.

The “TRUSTEE” administers the shares forming the patrimony of the trust and exercise the corresponding corporate rights, in the understanding that in regard to these it will vote systematically in the same sense as the majority of shareholders.

11.

As regards to the economic rights and capital increases, the “CPO'S” holders will be governed by the standards which are established to that effect by “S.D. INDEVAL”.

12.

As pertains to the dividends the “TRUSTEE” will establish in the minute of each issue executed, the terms in which the “CPO’S” holders may exercise their rights. In any event the dividends in shares will increase the patrimony of the Trust and the “TRUSTEE” will deliver “CPO’S” to the holders of the pertaining issue in the same proportion, and the cash dividends will be distributed in a directly proportional form among the BENEFICIARIES OF THE TRUST holders of “CPO’S” of the issuer having decreed the dividend.

13.

In case the holders inform the Casa de Bolsa (Stock Exchange), Credit Institutions or the “TRUSTEE", its wish to exercise the right inherent to the “CPO’S” of their property, either partially or totally, the affecting procedure of the shares will be reversed and the “CPO’S” will be released in the proportion corresponding same. The “CPO’S” will be held by the “TRUSTEE” until they are placed again among another investor, in the terms established in this contract.

14.

The “TRUSTEE”, at the time this Contract reaches its maximum legal validity or early termination due to any cause referred in Clause TENTH, proceeds to sell the shares delivered into the trust and deliver the “CPO'S” holders the sale produce, in the corresponding proportion.  For the purposes foreseen in this Clause, the “TRUSTEE” will subscribe with the Casas de Bolsa (Stock Exchanges), legally incorporated in the country, the Stock Intermediation Contracts, in order to perform through the “TRUSTEE” the purchase operations and if any, the sale of shares equivalent to “CPO’S”.

FIFTH - CHARACTERISTICS OF THE “CPO’S” - The “CPO’S” issued by the “TRUSTEE”, in compliance with this Contract, will have the following characteristics:

(a)

They will be ordinary, non-amortizable and will confer to their holders the right to an aliquot part of the fruits or yields generated by the shares delivered into trust.

(b)

The period of the term of the issue will be the maximum legal corresponding to this Trust.

(c)

For each share delivered into trust, the “TRUSTEE” will issue a “CPO” in order that at any time there must be a relation of one to one among the shares delivered into trust and the “CPO’S” issued.

(d)

They will be covered by a sole instrument for each series of the pertaining ISSUER, which instrument must satisfy the requirements indicated in the Credit Operations and Negotiable Instruments General Act, and be deposited in the “S.D. NDEVAL”.

SIXTH - “S.D. INDEVAL” - “S.D. INDEVAL” will operate on behalf of the “TRUSTEE” the handling of the accounts necessary for the adequate registration and control of all the operations attributable to this Trust, to which effect it will issue daily statement of accounts for each ISSUER, reflecting the movements of the trusted patrimony as well as of the “CPO’S” placed.  All the expenses generated by virtue of the foregoing, will be borne by the “TRUSTEE” which in turn will be charged to the pertaining ISSUERS in terms of the following Clause.

SEVENTH - ISSUERS - THE ISSUER corporation appears to the execution of this Contract in order to be bound to the payment, charged to same, of the expenses indicated in the last Clause as well as the expenses of issue, exchange and cancellation of the “CPO’S”.  Similarly, the ISSUER corporation undertakes to pay all the expenses and fees generated by this Trust, including the fees of the “TRUSTEE”.  The ISSUERS requesting the “TRUSTEE” their adhesion to this Trust, in order that the “TRUSTEE” issues “CPO’S” over shares representing their stock capital, will acquire the obligation of covering the corresponding expenses in terms of this Clause, as well as those indicated in the text of this Contract.

EIGHTH - REGISTRATION OF “CPO’S” - The “TRUSTEE” will request the Comisión Nacional Bancaria y de Valores (Banking and Securities National Commission) the registration of the “CPO’S” in the Registro Nacional de Valores e Intermediarios de la Comisión Nacional Bancaria y de Valores (Nacional Securities Registry and Intermediaries of the Banking National Commission and Securities) as well as its registration in the “B.M.V.”

NINTH - “CPO’s” HOLDERS - The “CPO’S” holders issued by the “TRUSTEE”, by this simple fact will be subject to the provisions of this Contract and by the corresponding issue minute, including expressly the agreement on jurisdictional submission established in clause SEVENTEENTH of this Contract.  Similarly, the foreign natural persons and corporations, the foreign economic units without legal capacity, the Mexican corporations which have a majority of foreign capital and the immigrants which are linked to foreign economic decision centers, by the sole holding of the “CPO’S”, it is deemed that they agree with the Mexican Government to be considered as nationals regarding the “CPO’S” they acquire and of those of which they are holders and agree, by the simple fact of their holding, to not invoke for same, the protection of their Governments, under penalty, contrary to that, of loosing the title of the “CPO’S” in benefit of the Mexican Nation.

TENTH - TERM OF THE TRUST - The term of this Trust will be that which is necessary for performance of its purposes, but not exceeding the maximum period provided in the Law for this type of contracts, and will end furthermore by any of the cases provided under article three hundred and fifty seven of the Credit Operations and Negotiable Instruments General Law, except as provided by section sixth roman, since it pertains a Trust of an irrevocable nature.  The “TRUSTEE” will begin the acts and pressures tending to the extinction of the Trust with an anticipation of twelve months from the compliance of such term, at the end of which it will proceed to sell the instruments forming at that time the patrimony of this Trust and will proceed in accordance with the provision of Clause FOURTH number thirteen of this Contract, subject in any event to the provisions of article two hundred and twenty eight subsection “t” of the Credit Operations and Negotiable Instruments General Law.  Without prejudice to the foregoing, the Trust may be terminated by the recommendation of the Technical Committee upon the resolution of the BENEFICIARIES OF THE TRUST Assembly at any time prior to the compliance of the term provided.  For the effects of the foregoing paragraph, in the BENEFICIARIES OF THE TRUST Assembly there must be present or represented, at least the three fourth parts of the total number of BENEFICIARIES OF THE TRUST and the resolution pertaining the anticipated extinction will be taken by the votes representing at least fifty one percent of the total number of BENEFICIARIES OF THE TRUST.

ELEVENTH - TECHNICAL COMMITTEE - Based on article eighty of the Credit Institutions Act, the “TRUSTOR” constitutes hereby a Technical Committee to be formed by five members with their respective alternates, being officers of the following agencies:

(e)

One from the Bolsa Mexicana de Valores, Sociedad Anonima de Capital Variable (Mexican Securities Exchange, Limited Liability Variable Capital Corporation).

(f)

One from the Asociacion Mexicana de Intermediaries Bursatiles, Asociacion Civil (Mexican Association of Securities Intermediaries, Civil Association).

(g)

One from the common representative of the holders + 79H from the “CPO’S” of the ISSUER from which a resolution is to be adopted.

(h)

One from the Comisión Nacional de Inversiones Extranjeras (Foreign Investment National Commission).

(i)

One from “S.D. INDEVAL,”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION INSTITUTION FOR THE DEPOSIT OF SECURITIES).  The principal members may designate their own alternates, who will attend the meetings of the Technical Committee.  In the absence of those, the Technical Committee will enter into office from the date of execution of this Contract.  In any event, attending the meetings of the Technical Committee will be a representative of the “TRUSTEE” with a right of speech but not of vote. The Technical Committee will designate a delegate whom may or may not be a member of same, for the compliance of its agreements.  The Technical Committee will meet validly with the attendance of the majority of its members and its decisions must be adopted invariably by the majority of its members present communicating such to the “TRUSTEE” in writing.  They will meet with the needed opportunities for the compliance of their functions and at any time, at the request of the “TRUSTEE”.  A minute must be produced for each meeting and signed by the members attending same, containing the agreements adopted, which compliance follow-up will be the responsibility of the delegate.  The Technical Committee members will act in such capacity during the time in which they are the principal members of the charges stated above.  In the event any of the members of the Technical Committee, for any reason, is not able to perform its charge, its respective alternate will take its place.  The Technical Committee, if any, undertakes to notify the “TRUSTEE” any change of the members of same; contrary to this the “TRUSTEE” will not be liable for the acts it executes in compliance of the instructions directed by the persons that the “TRUSTEE” has registered as members of the Technical Committee.  — The charges performed by the members of the Technical Committee are honorary.  The Technical Committee will meet each time it is necessary and may be summoned by any of its members through a summon sent to each member, at least seven working days prior to the date indicated to hold the meeting, including the Order of the Day.

“TWELFTH. DUTIES AND POWERS OF THE TECHNICAL COMMITTEE. – The Technical Committee will have the following duties and powers:

1.

Instruct the “TRUSTEE” to make the pertaining issue(s) of “CPO’S” or the increases of same, in compliance with the purposes of the Trust, indicating in each event the amount and characteristics of same, with the authorization of the Comisión Nacional de Inversión Extranjera (Foreign Investment National Commission) and the Comisión Nacional Bancaria y de Valores (Banking and Securities Commission) as well as to designate the person to which the “TRUSTEE” must grant the power of attorney to perform all the inherent procedures.

2.

Admit the applications of the ISSUERS wishing that their shares be acquired by the “TRUSTEE” in terms of this Contract, with the prior subscription of the adhesion letter referred in clause SEVENTH last.

3.

The “TRUSTEE” will indicate the ISSUER corporations registered at “B.M.V.” with regard to which shares “CPO’S” will be issued and which have subscribed the adhesion letter aforementioned in the last number.

4.

Instruct the“TRUSTEE” on the exercise of the corporate rights as well as to overview the compliance of the provision established in Clause FOURTH of number eleven of this Contract.

5.

In its opportunity recommend the anticipated termination of this Trust and resolve over the destination of the trusted patrimony.

6.

The other resulting from the clauses of this Contract which are required for the full compliance of its functions, with respect to the purposes of this Trust.

THIRTEENTH - DEFENSE OF THE TRUSTED PATRIMONY - The “TRUSTEE” will not be liable for the facts or acts of the parties, from third parties or authorities, impeding or making difficult the compliance of the purposes of this Contract.  The “TRUSTEE” will be released of any liability derived from the acts executed in compliance of the instructions given by the Technical Committee.  However, it will not be obligated to comply such instructions if they are against the legal nature of the purposes of this Trust.  The “TRUSTEE” will have, with regard to the trusted patrimony, the powers and rights attributed by article three hundred and fifty six of the Credit Operations and Negotiable Instruments General Act, but will not be bound to exercise same by self, since in the event of conflict or of the need to defend the trusted patrimony it will only have to grant a special power of attorney in favor of the person designated by the Technical Committee under its responsibility and through a written document accompanying the acceptance of the Attorney-at-Fact and the expression of its agreement in that the expenses and fees incurred or earned will be borne exclusively to the trusted patrimony, without any liability to the “TRUSTEE”.  The “TRUSTEE” will not be liable for the acts of the Attorneys-at-Fact, nor for the expenses and fees which these generate, and in case of an urgent matter the “TRUSTEE” may perform the acts indispensable to conserve the trusted patrimony, without prejudice of the obligation charged to the Technical Committee of designating as soon as possible the Attorney-at-Fact referred to in the foregoing paragraph.

FOURTEENTH – EXPENSES, DUTIES AND TAXES - All the expenses, duties and taxes caused by reason of this Trust, will be borne to the ISSUER corporation and the other ISSUERS which may join the Trust.

FIFTEENTH-ADDRESSES - For all the legal effects which may take place in terms of this Contract, the parties indicate the following addresses:

“TRUSTOR”:  Insurgents Sur three thousand five hundred, first floor, Colonia Peña Pobre, Delegación Tlalpan, Código Postal fourteen thousand seventy, in Mexico City.

“TRUSTEE”: Paseo de las Palmas number seven hundred thirty six, edificio “A” anexo uno, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Código Postal eleven thousand, in Mexico City.

The notices and notifications which must be made by the “TRUSTEE” to the “TRUSTOR” will be made in the addresses indicated.  The address of the BENEFICIARIES OF THE TRUST will be that of the common representative of the “CPO’S” holders.  In the event of any change of address it must be notified to the “TRUSTEE” in writing, otherwise, the notices and notifications made to the last designated address, will have the fullest legal effect and will release the “TRUSTEE” from any liability.

SIXTEENTH -“TRUSTEE” FEES - The “TRUSTEE” will be entitled to receive as fees the following amounts:

(a)

For the study and preparation of the contract and acceptance of the charge, the amount which will be agreed in a separate document which forms an integral part of this Contract.

(b)

For the management of this Trust, the amount determined in a separate document will be charged, document which forms an integral part of this Contract. The fees referred to in this Clause will be borne by the ISSUER corporation and the other ISSUERS which may from part of this Trust.

SEVENTEENTH - JURISDICTION. For the interpretation and compliance of this Contract, the parties submit to the Laws and Courts of the City of Mexico, Federal District, waiving the jurisdiction which due to their present or future address they may have.

LEGAL CAPACITIES

I.

ALEJANDRO ESCOTO CANO, in representation of “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), represents that its principal is legally capable of executing this act and represents that the legal capacity with which it appears has not been revoked nor suspended, nor changed in any manner, and such is evidenced with is certified copy which is attached to the appendix with the number of this instrument and under the letter “A”.

II.

That Attorney CARLOS FRANCISCO LOPEZ CORDOVA, in representation of “BANCO INBURSA”, SOCIEDAD ANONIMA. INSTITUCION DE BANCA MULTIPLE. GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION.  MULTIPLE BANKING INSTITUTION.  FINANCIAL GROUP INBURSA), represents that its principal is legally capable of executing this act and represents that the legal capacity with which it appears has not been revoked nor suspended nor changed in any manner, and such is evidenced with the certified copy which is attached to the appendix with the number of this instrument and under the letter “B”.

III.

DOCTOR HECTOR PEREZ GALINDO in representation of S.D. INDEVAL SOCIEDAD ANONIMA DE CAPITAL VARIABLE. INSTITUCION PARA EL DEPOSITO DE VALORES. (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION. INSTITUTION FOR THE DEPOSIT OF SECURIT1ES), represents that its principal is legally capable of executing this act and represents that the legal capacity with which it appears has not been revoked nor suspended, nor changed in any manner, and such is evidenced with the certified cop’s which is attached to the appendix with the number of this instrument and under the letter “C”.

GENERAL DATA

THE PERSONS APPEARING HEREIN represent to be Mexican by birth, born of Mexican parents.

ALEJANDRO ESCOTO CANO. born in the Federal District on November nine nineteen fifty three, married. Business Administration BA, with address at Insurgentes Sur three thousand five hundred, first floor, Colonia Peña Pobre. Delegacion Thlpan, Código Postal fourteen thousand seventy. in Mexico City. the Public Notary did not require the person appearing to identify himself since the person was known to him.

Attorney CARLOS FRANCISCO LOPEZ CORDOVA born in the Federal District, on June nineteen. nineteen fifty six. married, lawyer. with same address as above: Insurgentes Sur three thousand five hundred, first floor. Colonia Peña Pobre. Delegacion Tlalpan. Código Postal fourteen thousand seventy, in Mexico City.  The Public Notary did not require the person appearing to identify himself since the person was known to him.

Doctor HECTOR PEREZ GALINDO born in Mexico City, Federal District on January nine, nineteen fifty four, married, Doctor in Industrial Engineering, with address at Paseo de La Reforma number two hundred and fifty five, third floor, Colonia Cuauhternoc, in this City of Mexico, Federal District, the Public Notary did not require the person appearing to identify himself since the person was known to him.

I THE PUBLIC NOTARY GIVE FAITH: Of the knowledge and legal capacity of the persons appearing herein: that the listed and inserted accords faithfully with its originals to which I refer and had before me and that having read this instrument to the persons appearing herein and having explained its value and legal consequences of its content they represented their agreement ratified same and executed it on the twenty second day of the same month of its date.

HENCE I AUTHORIZE THIS INSTRUMENT DEFINITIVELY SINCE ALL THE LEGAL REQUIREMENTS WERE MET.  SIGNATURES:  ALEJANDRO ESCOTO CANO.  CARLOS FRANCISCO LOPEZ CORDOVA. HECTOR PEREZ GALINDO – INITIALS - LUIS FELIPE DEL VALLE PRIETO ORTEGA.  INITIAL

THE SEAL TO AUTHORIZE: “LUIS FELIPE DEL VALLE PRIETO ORTEGA, Public Notary Number Twenty of the Federal District UNITED STATES OF MEXICO.

DOCUMENTS TO THE APPENDIX

The documents attached to the appendix of this instrument with the letters “A”, “B” AND “C” are fully transcribed as follows: - LEGAL CAPACITY OF MR. ALEJANDRO ESCOTO CANO IN REPRESENTATION OF “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY CORPORATION).—

LUIS FELIPE DEL VALLE PRIETO ORTEGA, Public Notary Number Twenty of the Federal District HEREBY CERTIFIES: That in order to evidence its capacity as Attorney-at-Fact of “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY CORPORATION), MR. ALEJANDRO ESCOTO CANO presented the following documents:—

I - CHARTER OF INCORPORATION. - Through the instrument number twenty seven thousand six hundred and sixty six, dated October twenty two, nineteen eighty, before Attorney Ignacio R. Morales Lechuga, Notary number one hundred and sixteen of the Federal District, registered in the Commerce Public Registry of the Federal District, in the Commerce File number “33,325” (thirty three thousand three hundred and twenty five), prior permit from the Secretariat of Foreign Relations, it was incorporated "GRUPO GALAS” SOCIEDAD ANONIMA (LIMITED LIABILITY CORPORATION) (later “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), currently “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), with address in Mexico, Federal District, with a term of ninety nine years, stock capital of one hundred thousand pesos, Mexican currency.

II - TRANSFORMATION OF THE CORPORATION INTO SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION) - Through the instrument number forty seven thousand three hundred and nineteen, dated July nine, nineteen eighty one, before Attorney Salvador Godinez Viera, Notary number forty two of the Federal District, registered in the Commerce Public Registry of the Federal District, in the Commerce File number “33,325” (thirty three thousand three hundred and twenty five), “GRUPO GALAS” SOCIEDAD ANONIMA (LIMITED LIABILITY CORPORATION) (later “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), currently “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), was transformed into a SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), having set as a minimum fixed capital the amount of twenty five thousand pesos, Mexican currency, and an unlimited maximum variable, thus reforming in consequence Articles First, Sixth, Seventh and Eighth of its By-laws.

III.  CHANGE OF NAME. - Through the instrument number forty eight thousand nine hundred and forty two, dated November twenty seven, nineteen eighty one, before Attorney Salvador Godinez Viera, Notary number forty two of the Federal District, registered in the Commerce Public Registry of the Federal District, in the Commerce File number “33,325 (thirty three thousand three hundred and twenty five), “GRUPO GALAS” SOCIEDAD ANONIMA (LIMITED LIABILITY CORPORATION) changed its name to “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), currently “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), having increased its stock capital in the amount of one hundred thousand pesos, Mexican currency, thus reforming in consequence Articles First, and Sixth of its By-laws.

IV.  MERGER, CHANGE OF NAME AND TOTAL REFORM OF ITS BY-LAWS. - Through the instrument number two hundred and forty one thousand seven hundred seventy five, dated May twenty eight, nineteen ninety, before Attorney Tomás Lozano Molina, Notary number eighty seven of the Federal District, acting as an associate of Attorney Francisco Lozano Noriega, Notary number ten of the Federal District, registered in the Commerce Public Registry of the Federal District, in the Commerce File number “33,325” ( thirty three thousand three hundred and twenty five), the minutes of the Extraordinary General Assemblies of Shareholders of “GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), and “CORPORACION INDUSTRIAL CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), held on May twenty four, nineteen ninety, in which it was agreed, among other things, the merger of the foregoing corporations, disappearing the first and subsisting the second as a merging corporation, from the date of its registration of the foregoing charter in the Commerce Public Registry of the Federal District; by virtue of the merger, GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), increased its minimum stock capital without a right of withdrawal in the amount of fifty nine thousand nine hundred and ninety nine million pesos, Mexican currency, to remain fixed in the amount of sixty thousand million pesos, Mexican currency. Similarly, it was agreed that upon the legal effect of the merger, GRUPO INBURSA”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION), would change its name to “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY CORPORATION) also changing the agreement over foreigners, adopting that of exclusion of foreigners and reforming totally its By-laws.

From such instrument I copy as pertains the following: “... BY-LAWS. - CHAPTER FIRST - NAME, ADDRESS, PURPOSE, TERM AND CLAUSE OF EXCLUSION OF FOREIGNERS - ARTICLE FIRST. -  The name of the corporation is GRUPO CARSO, which will, when used, be followed always by the words SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY CORPORATION) or its abbreviation “S.A. DE C.V.”. - ARTICLE SECOND. - The corporation will have its address in Mexico City, Federal District.... ARTICLE THIRD. – The corporate purpose of the Corporation will be:

(a)  To acquire an interest or participation in other corporations or civil associations, forming part in their incorporation or acquiring shares or participations in corporations already incorporated, as well as to sell or transfer such shares or participations, and the performance of all the acts necessary which correspond it as a controlling corporation of such corporations of which it may become an owner of the majority of shares or corporate parts;

(b)  Promote, organize and manage all type of commercial or civil corporations;

(c)  Provide commercial or civil corporations administrative, organizational, fiscal, legal, advisory and technical consultant services in the industrial, accounting, commercial or financial fields and in general and type of advisory services to corporations;

(d)  Grant loans to commercial or civil corporations in which it has an interest or majority participation or in which it may exercise the power to designate the majority of its administration organs;

(e)  Subscribe credit instruments, accept same, as well as to endorse them, guarantee and encumber same in any manner, without such activity incurring in the provisions of article one hundred and four of the Credit Operations and Negotiable Instruments General Act, and to guarantee in any form the compliance of the obligations charged to the corporations in which it has a majority participation or in which it may exercise the power to designate the majority of its administration organs;

(f)  Purchase, sell in short, in cash, at future or in terms, shares, debentures, petrobonos, commercial paper, banking acceptances, cetes, and in general, any credit instrument, give or receive in surety, give or receive in loan (thus) the credit instruments, obtain and grant credits for the purchase and sale of credit instruments. Be an agent, factor or representative of national and foreign corporations;

(g)  Purchase, sell, construct, build, administer, give or take in leasing, exploit and negotiate real estate, houses, buildings and in general all type of real estate, as well as to acquire the royal rights over same which are indispensable for its corporate purpose;

(h)  Purchase, sell, lease, import, export, possess, give or take in pledge and negotiate any title with machinery, equipment, construction materials and in general, with all type of real estate;

(i)  Urbanize, pave, build, construct, plan, design, decorate, make drinking water installations, sanitary, electric and any other type required for such real estate;

(j)  Provide engineering, architectural and technical services to all type of businesses;

(k)  Provide advisory services, perform all type of urban and territorial planning studies and everything related with urban development and human settlements;

(l)  Actively and passively contract all type of service provisions, execute contracts, agreements, as well as to acquire titles, patents, industrial brands, commercial names, options and preferences, rights of literature property, industrial, artistic or concessions from any authority;

(m)  Acquire shares, participations, interests parts, obligations of all type of corporations or societies, form part of same and enter into limited partnerships, without incurring in the provisions of article four of the Securities Market Act;

(n)  Accept or confer all type of commercial commissions and mandates, acting in its own name or in the name of the limited partner or principal;

(o)  In general, perform and execute all the acts, contracts and operations connected, accessory or accidental which are necessary or convenient for the performance of the foregoing purposes.

ARTICLE FOURTH - The term of the Corporation will be ninety nine years, from the date of its incorporation.

ARTICLE FIFTH - It is provided the agreement or express covenant forming an integral part of these By-Laws, by which it is accepted that the corporation will not admit directly nor indirectly as partners or shareholders foreign investors and corporations without a “clause of exclusion of foreigners”, nor will it recognize whatsoever rights of partners or shareholders to the same investors and corporations...

CHAPTER THIRD - SHAREHOLDERS ASSEMBLIES

ARTICLE FOURTEENTH - The General Assembly of Shareholders is the highest organ of the Corporation. General Assembly of Shareholders will be Ordinary and Extraordinary. Both will meet at the corporate address, except in case of force majeure or acts of God.

The General Ordinary Assemblies of Shareholders will be those which purpose is to discuss any matter which the Law or the By-laws do not reserve for the Extraordinary General Assembly of Shareholders.

The General Ordinary Assembly will meet at least once a year, within the following four months of the close of the fiscal year and will entertain in addition to other issues included in the Order of the Day, the following:

(a)

Discuss, approve or modify the report of the administrators referred in the general provision of Article one hundred and seventy two of the Commercial Corporations General Act, taking into account the report of the shareholders representatives, and take the measures deemed adequate.

(b)

Designate the Board of Directors and the shareholders representatives.

(c)

Determine the wages of the Directors and shareholders representatives

(d)

The presentation to the shareholders of the report referred in Article one hundred and seventy two of the Commercial Corporations General Act, of the last fiscal year of the corporation or corporations of which the Corporation is holder of the majority of shares, when the value of the investment in each of them exceeds twenty percent of the accounting capital, in accordance with the statement of financial position of this controlling Corporation at the close of the pertaining fiscal year...

ARTICLE FIFTEENTH - The General shareholders Assembly will be summoned by the Board of Directors or one shareholders representative, except with regard to the provision of Articles one hundred and sixty eight, one hundred and eighty four and one hundred and eighty five of the Commercial Corporations General Act. The summons must be published in one of the largest circulation newspapers of the address of the Corporation, at least fifteen days prior to the date indicated for the meeting. Such summons must contain the Order of the Day, that is the list of issues to be discussed at the Assembly, as well as the date, place and time to be held.  In the event of a second or later summons, such must be published at least eight calendar days prior to the date indicated for the meeting.

ARTICLE SIXTEEN - In order for a General Ordinary Shareholders Assembly to be legally installed by virtue of a first summons, it must be represented by at least half the stock capital. In the event of a second or later summons, the General Ordinary Shareholders Assembly will be considered validly installed with any number of shares represented. In order for the resolutions of the General Ordinary Shareholders Assembly to be valid, they must always be made by at least the majority of the votes present.

ARTICLE SEVENTEEN - The General Ordinary Shareholders Assembly or the General Extraordinary Shareholders Assembly may be held legally without any prior summon and their resolutions will be valid, if at the time of the voting the total number of shares are present, in accordance with the provision of Article one hundred and eighty eight of the Commercial Corporations General Act…….

ARTICLE NINETEEN - The Assemblies will be presided by the Chairman of the Board of Directors or in his absence by the Director having the power of that Board of Directors to stand for the Chairman in that function, or lacking both, the person designated by the shareholders present or represented in the Assembly.  The Secretary of the Board of Directors will also serve as Secretary at the Assembly, or the person designated by the shareholders present or represented in the Assembly.  At the beginning of the Assembly, the person acting as Chairman will designate two inspectors to determine the number of shares present and the percentage they represent of the stock capital.  All the minutes of the shareholders assemblies, whether ordinary or extraordinary, will be signed by the Chairman and by the Secretary of the Assembly, as well as by the shareholders representative(s) attending same.  The minutes will be inserted into the pertaining book, if that were not possible, then they will be formalized before a Public Notary…..

CHAPTER FOURTH

ARTICLE TWENTY ONE - Each Principal Director and Alternate will grant a guarantee in an amount no less than One Hundred Thousand Pesos, through a cash deposit or bond from a duly authorized institution, in order to insure the responsibilities they may incur in the performance of their function.

This guarantee will not be returned to the Directors until the account corresponding to the period in which they acted as such are duly approved by the General Assembly.

CHAPTER FIFTH - INSPECTION

ARTICLE THIRTY ONE - The General Ordinary Shareholders Assembly may designate up to two Principal shareholders representatives and up to two Alternate shareholders representatives, as deemed adequate, without prejudice that any shareholder or group of shareholders representing at least twenty five percent of the shares forming the Stock Capital, may designate one Principal shareholders representatives and one Alternate shareholders representatives in addition to those designated by the majority.  This percentage will be ten percent as long as the Corporation has its shares registered in the Bolsa de Valores (Securities Exchange).  The shareholders representative(s) will be charged with the inspection of the Corporation and the rights and obligations determined in this instrument and Articles one hundred and sixty four and other of the Commercial Corporations General Act and will remain in their charge one year or until their successors are elected and take possession of their posts. Each Principal and Alternate shareholders representatives will grant a guarantee in an amount no less than One Hundred Thousand Pesos, through a cash deposit or bond from a duly authorized institution, in order to insure the responsibilities they may incur in the performance of their function……. “__________________________ -  Through the instrument number eighteen thousand one hundred and eighty three, dated July twenty nine, nineteen ninety two, before Attorney Andres Jimenez Cruz, Notary number one hundred and sixty eight of the Federal District, acting as alternate in the formalization of Attorney Antonio Velarde Violante, Public Notary Number one hundred sixty-four of the Federal District, which first copy was filed was registered in the Commerce Public Registry of the Federal District, in the Commerce File number “33,325” (thirty three thousand three hundred and twenty five), on August thirty one, nineteen ninety two.  _____________  From such instrument I copy as pertains the following:”…..

“…   THE GENERAL POWER OF ATTORNEY, granted by “GRUPO CARSO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (LIMITED LIABILITY CORPORATION), herein represented by MR. CARLOS SLIM HELU, in favor of MR. ALEJANDRO ESCOTO CANO, MARCO ANTONIO SLIM DOMIT AND CARLOS SLIM DOMIT, in accordance with the following:  ___________________  CLAUSES – FIRST - General Power for litigation and collection with all the general powers and even the special powers which in accordance with the Law require a power of attorney or special clause, without the right to make any concession of goods, in terms of article two thousand five hundred and fifty four of the Civil Code for the Federal District and its similar in other States of the Mexican Republic.

Without limitation, the following powers are mentioned:

I -

To intend and refrain from all type of procedures, including defense against the State.

II -

To negotiate

III -

To compromise in arbitration

IV -

To answer interrogations or to request admissions

V -

To Reaccuse

VI -

To receive payments

VII -

To present criminal charges and to refrain from same when permitted by law

SECOND - The Attorneys-at-Fact will exercise the mandate indicated in the foregoing clause, before authorities or otherwise, whether administrative or judicial, federal or local and before Labor Boards.  Local or Federal and Labor Authorities, as well as the Consumer Federal Attorney.

THIRD - General Power for Acts, of Administration, in terms of paragraph second of the aforementioned article two thousand five hundred and fifty four of the Civil Code for the Federal District and its similar in other States of the Mexican Republic.  A full power of attorney with all the general and even special powers of a general power of attorney for litigation and collection, for acts of administration, including the possibility of refraining from a Justice Protection from the Federal Government Trial, in terms of article two thousand five hundred and fifty four (first and second paragraph) and two thousand five hundred and eighty seven of the Civil Code for the Federal District and its similar in other States of the Mexican Republic and based on article eleven, seven hundred and ninety two, section two roman, seven hundred and eighty six and eight hundred and seventy six of the Federal Labor Law, to act as the Legal Representative of this Corporation, with all the powers inherent therein and in order that he may compromise the corporation in conciliation and answer interrogatories and requests admissions and follow-up on all the procedures and process terms in the labor trials acted against the corporation.

FIFTH - Power to grant and subscribe credit instruments in terms of article nine of the Credit Operations and Negotiable Instruments General Act.

SIXTH - Power to confer and revoke powers. This power must be exercised in accordance with the following rules:

(a)

MR. ALEJANDRO ESCOTO CANO AND MARCO ANTONIO SLIM DOMIT, will individually have the powers indicated in clauses FIRST, SECOND, THIRD AND FOURTH.

(b)

MR. ALEJANDRO ESCOTO CANO AND MARCO ANTONIO SLIM DOMIT, in order to exercise the powers to subscribe credit instruments and confer and revoke powers they must perform same jointly always.

(c)

MR. CARLOS SLIM DOMIT, may individually exercise the powers indicated in clauses FIRST, SECOND, THIRD, FOURTH, FIFTH and SIXTH……  “_____________ AND TO DOCUMENT THE FOREGOING INSTRUMENT I ISSUE THIS CERTIFICATE IN MEXICO CITY, FEDERAL DISTRICT, THE SAME DAY IT WAS GRANTED, IN FIVE USEFUL PAGES (IN THE SPANISH LANGUAGE DOCUMENT).

I GIVE FAITH, MR. LUIS FELIPE DEL VALLE PRIETO ORTEGA, _________ LEGAL CAPACITY OF MR. CARLOS FRANCISCO LOPEZ CORDOVA, AS LEGAL REPRESENTATIVE AND FIDUCIARY DELEGATE OF “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA) ___________ LUIS FELIPE DEL VALLE PRIETO ORTEGA, Public Notary Number Twenty of the Federal District HEREBY CERTIFIES:

That in order to evidence its capacity as Attorney-in-Fact as Legal Representative and Fiduciary Delegate of “BANCO INBURSA” SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA), MR CARLOS FRANCISCO LOPEZ CORDOVA presented the following document:

___ I.  Public Instrument number one hundred and two thousand sixty one, dated December ten, nineteen ninety three, before this Notary, duly registered in the Commerce Public Registry of the Federal District, in the Commerce File number 179,934 (one hundred and seventy nine thousand nine hundred and thirty four), dated December twenty three nineteen ninety three, which contains the FORMALIZATION OF THE MINUTE OF THE General Extraordinary Shareholders Assembly OF “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA), held on December three, nineteen ninety three, which adopted the following resolutions among others, THE DESIGNATION OF THE FIDUCIARY DELEGATES.  From such instrument I copy the following as pertaining:

“... In regard to the first issue of the Order of the Day, the Chairman explained that article eighty of the Credit Institutions Act, established that the institutions of credit perform a fiduciary function and exercise the powers pertaining to such function, through its fiduciary delegates. With a prior deliberation regarding the foregoing proposal, the Assembly unanimously adopted the following resolution: - FIRST RESOLUTION: - Federico Loaiza Montaño and Carla Francisco Lopez Cordova were designated fiduciary delegates of “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA) in order that through those persons, in terms of article 80 of the Credit Institutions Act, such credit institution performs the fiduciary function and exercise the powers pertaining to such function.  In the exercise of their charges the designated fiduciary, delegates may act individually.

___ II - Public Instrument number one hundred and one thousand seven hundred thirteen, dated October four, nineteen ninety three, before this Notary, duly registered in the Commerce Public Registry of the Federal District, in the Commerce File number 179,934 (one hundred and seventy nine thousand nine hundred and thirty four), with the prior permit granted by the Secretariat of Foreign Relations and the Treasury Secretariat, the incorporation of “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA).  ___________ From such instrument 1 copy as pertains the following:

“ONLY CLAUSE - The corporation will be governed by the following:  BY-LAWS OF “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA) - CHAPTER FIRST – NAME, PURPOSE, TERM, ADDRESS AND NATIONALITY.

ARTICLE FIRST - NAME - The name of the corporation will be BANCO INBURSA, which will when used, be followed always by the words SOCIEDAD ANONIMA (LIMITED LIABILITY CORPORATION) or its abbreviation “S.A.”  Institucion de Banca Multiple.  Grupo Financiero Inbursa.

ARTICLE SECOND - CORPORATE PURPOSE - The corporate purpose of the Corporation will be the rendering of the service of bank and credit in terms of the Credit Institutions Law and consequently, it may perform the operations and provide the banking services referred to in article forty six of such Law, in all the possibilities, in accordance with the other legal provisions and administrative applicable and based on sound practices and the banking and commercial uses.

ARTICLE THIRD - DEVELOPMENT OF THE PURPOSE - To comply with its corporate purpose, the corporation may:

(I) - Acquire, sell, possess, lease, exploit and in general, use and administer under any title, all type of rights and real estate and chattel necessary or convenient for the performance of its corporate purpose and the compliance of its objectives, and

(II) - Execute all the legal acts necessary or convenient for the performance of its activities and the attainment of its objectives.

(III) - Jointly act before the public, offer supplementary services and present itself as “Grupo Financiero Inbursa”, Sociedad Anonima de Capital Variable.  Observing the general rules determined by the Treasury Secretary, execute the operations concerning its corporate purpose in the offices and branches of attention to the public of the other financial entities of Grupo Financiero and offer in its own offices, as supplementary services those which are offered by same in accordance with its corporate purpose.

ARTICLE FOUR - TERM - The term of the corporation will be perpetual.

ARTICLE FIVE - ADDRESS - The address of the corporation will be Mexico City, Federal District, and may, with the prior authorization of the Treasury Secretariat, branches, agencies and offices in other places of the Republic or abroad, without meaning such is a change of address of its corporate address.

ARTICLE SIX - NATIONALITY - The corporation is Mexican. The foreign shareholders which the corporation has or may have are formally obligated with the Secretariat of Foreign Relations to be deemed as nationals with regard to the shares of the corporation they acquire or of which they are holders, as well as with regard to the goods, rights, obligations, participations or interests of which the corporation is owner, equally of is rights and obligations derived from contracts of which the corporation is party together with Mexican authorities, and to not invoke for same, the protection of their Governments, under penalty, contrary to that, of loosing the corporate participation’s they had acquired.

CHAPTER SECOND - STOCK CAPITAL SHAREHOLDERS AND SHARES

ARTICLE SEVEN - STOCK CAPITAL - The corporation will have a stock capital of N$500,000,000.00 (FIVE HUNDRED MILLION NEW PESOS) Mexican Currency, represented by 100,000,000 (ONE HUNDRED MILLION) shares divided in three series:  Series “A” represented by 51,000,000 (FIFTY ONE MILLION) shares; Series “B” represented by 19,000,000 ( NINETEEN MILLION) shares, equal to nineteen percent of the capital; and Series “C” represented by 30,000,000 (THIRTY MILLION) shares, equal to thirty percent of the stock capital, all the shares have no express registered value...

CHAPTER THIRD - SHAREHOLDERS ASSEMBLY

ARTICLE SIXTEEN - GENERAL ASSEMBLIES.  The General Ordinary Shareholders Assembly will meet at last within the following four months of the close of the fiscal year and in other cases in which it is summoned by the Board of Directors.  The General Extraordinary Shareholders Assembly will meet when dealing with any of the issues provided by Article one hundred and eighty two of the Commercial Corporations General Act, taking.  An exception is made with regard to the cases in which assemblies must meet to discuss issues provided in articles one hundred and sixty eight one hundred and eighty four and one hundred and eighty five of the Commercial Corporations General Act.

ARTICLE SEVENTEEN - SPECIAL ASSEMBLIES - In accordance with the provisions of article one hundred and ninety five of the Commercial Corporations General Act, any proposal which may harm the rights of one of the series of shares must be previously accepted by the series affected, meeting in a special assembly.

ARTICLE EIGHTEEN - SUMMONS - The summons must indicate date, time and place of meeting:  it must contain the order of the day; they will be signed by the person making the summon, or in case of the Board of Directors, its Chairman or its Secretary and will be published in the official daily of the corporate address or an the Official Daily of the Federation or in any large circulation newspaper of the entity of the address of the corporation, at least fifteen days prior to the date of its holding - In the event the assembly cannot be held on the day indicated to its holding, a second summons will be made, indicating this situation, within a period not to exceed fifteen working days - The assemblies may be held without any prior summons if all the total number of shares were present with right of vote in the issues subject of the meeting.

ARTICLE NINETEEN - CAPACITY OF THE SHAREHOLDERS - To attend the assemblies, the shareholders must deliver to the Secretariat of the Board of Directors at least two working days prior to the date set for the meeting, the certificates of deposit with regard to the shares in order that the shareholders evidence their capacity as shareholders.  Such certificates may be issued by any deposit institution of securities regulated by the Securities Market Act, supplemented, if any, by the list referred in article seventy eight of the aforementioned Act.

In the certificates aforementioned the name of the depositor will be indicated together with the amount of shares deposited in the deposit institution of securities, also the number of shares and the date of holding of the assembly. In those pertaining to the Series “A”, “B” and “C”, and Series “L”, furthermore the condition that such shares will remain in deposit of the deposit institution until the end of the pertaining assembly.  Once delivered, the secretary will issue to the interested parties the pertaining entrance cards which will indicate the name of the shareholder and the number of votes he is entitled to, as well as the name of the deposit institution.

The shareholders may be represented by proxy in the assemblies through an Attorney-at-Fact designated by a power granted in special formats prepared by the own corporation in the terms and requirements established in sections first, second and third of article sixteen of the Credit Institutions Law. Such a power of attorney will be delivered to the Secretariat of the Board of Directors in accordance with the rules set above.  The institution must have available for the shareholders the foregoing formats during the period indicated by article one hundred and seventy three of the Commercial Corporations General Act, in order that they may, in turn, make them available to their representatives.

Under no circumstances, to these effects, may they be representatives, the managers, nor the shareholders representatives.

ARTICLE TWENTY - INSTALLATION - The General Ordinary Shareholders Assemblies will be legally installed by virtue of a first summon, if they are represented by at least half the shares corresponding to the ordinary capital. In case of a second summon, it will be legally installed with whichever number of shares are present.

The General Extraordinary Shareholders Assemblies in which series “L” have no right of vote in the issues under discussion, will be legally installed by virtue of a first summon if they are represented at least, by three fourth parts of the ordinary paid in capital, and by virtue of a second summon, if the persons attending represent at least fifty percent of the foregoing capital.

The General Extraordinary Shareholders Assembly in which series “L” shares do have a right of vote if any of the issues discussed, will be legally installed by virtue of a first summon if they are represented by at least by three fourth parts of the paid capital of the corporation and by virtue of a second summon, if the persons attending same represent at least fifty percent of the aforementioned capital.  The special assemblies will be legally installed by virtue of a first summon if they are represented at least by three fourth parts of the portion of the paid capital of the corporation which corresponds to the pertaining series; and, by virtue of a second summon, if the persons attending same represent at least by fifty percent of the portion of the paid capital of the corporation which corresponds to the pertaining series.

The special assemblies meeting to designate Directors and shareholders representatives will be governed by the provisions included in the Commercial Corporations General Act for General Ordinary Shareholders Assemblies.

If for any reason an assembly may not be legally installed, this fact and its causes will be recorded in the book of minutes, observing, if possible, the provisions contained in article twenty three of these By-laws.

ARTICLE TWENTY ONE - DEVELOPMENT.  The Chairman of the Board of Directors will preside the assemblies.  If for any reason the Chairman is unable to attend the act or if it is a special assembly, the presidency will fall upon the shareholder or the representative of shareholders designated by the persons attending the meeting.  The Secretary will be the same person acting as Secretary in the Board Directors, or the under secretary or the person designated by the Chairman of the assembly.  The Chairman will designate two inspectors from the shareholders or shareholders representatives present, whom will validate the attendance, indicating the number of shares represented per each person attending same; they will make sure that the provisions of article sixteen of the Credit Institutions Act are observed; and they will render their report to the assembly, and such will be included in the pertaining minute.  No issue will be discussed nor resolved if such is not included in the order of the day.  Regardless of the possibility of suspension referred to in article one which will take place on the dates determined by same, without having to make an additional summons, but between meetings there may not elapse three working days.  These subsequent meetings will be held with the quorum required by law for a second summon.

ARTICLE TWENTY TWO - VOTING AND RESOLUTIONS - In the assemblies, each outstanding share will entitle one vote.  The voting will be secret, unless the majority present decide they should be by name or number.

In the General Ordinary Shareholders Assemblies, whether held by virtue of a first or later summon, the resolutions will be made by simple majority of votes of the shares represented.  If pertaining to General Extraordiary Shareholders Assemblies in which series “L” shares do not have a right to Vote in the issues under discussion, whether held by virtue of a first or later summon the resolutions will be valid if made by the approval of the shares representing at least half the ordinary paid capital.  If pertaining General Extraordinary Shareholders Assemblies in which series “L” shares do have a right to vote in any of the issue(s) under discussion, whether held by virtue of a first or later summon, the resolutions will be valid if made by the approval of the shares representing at least half the ordinary paid capital.  In pertaining special assemblies, whether held by virtue of a first or later summon the resolutions will be valid if made by the approval of the shares representing at least half the paid capital of the corporation corresponding to the pertaining series.  The special assemblies meeting to designate Directors and shareholders representatives will be governed by the provisions provided in the Commercial Corporations General Act for General Ordinary Shareholders Assemblies.  The members of the Board of Directors may not vote to approve their accounts, reports or information or regarding any other issue which affects its responsibilities or personal interest.

For the validity of any resolution which implies the merger of one institution with another or other institutions or the reform of the By-laws, the approval of the Treasury Secretariat will be required.  To these effects, both the charter of incorporation as well as changes to the By-laws will be registered in the Commerce Public Registry including the respective authorizations in accordance with the provisions of article nine, last paragraph and twenty seven, first paragraph of the Credit institutions Act.

ARTICLE TWENTY THREE – MINUTES - The minutes of the assembly will be recorded in a special book and will be signed by the person presiding the assembly, the secretary and the shareholders representative(s) attending same.

A copy of the minute, certified by the secretary will be attached to the list of attendance, indicating the number of shares represented, the documents evidencing the capacity of shareholders and, if any, the accreditation of their representatives, also a copy of the newspapers which published the summon and the reports and information and other documents presented in the assembly or a prior meeting….  TEMPORARY... THIRD - The persons granting this instrument having met in a General Ordinary Shareholders Assembly and exercising the right conferred by law and these By-Laws, make the following agreements..... E) - GRANTING OF POWERS OF ATTORNEY - It is agreed to confer the following powers of attorney which the Attorneys-at-Fact will exercise acting in the name and in representation of “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORATION, MULTIPLE BANKING INSTITUTION, FINANCIAL GROUP INBURSA)…

III

Granted in favor of .... and CARLOS FRANCISCO LOPEZ CORDOVA is following general powers of attorney which may be exercised individually:

(a)

General Power for litigation and collection with all the general powers and even the special powers which in accordance with the Law require a power of attorney or special clause, without any limitation, in terms of article two thousand five hundred and fifty four of the Civil Code for the Federal District and its similar in other States of the Mexican Republic: they will then be empowered without limitation to present complaints, criminal charges and grant pardon; to become an affected party or an aid in criminal proceedings; refrain from all type of procedures, including defense against the State; To negotiate; To compromise in arbitration; To answer interrogatories or to request admissions; To Reaccuse; To receive payments and execute all type of acts expressly determined by law, including representing the corporation before authorities or otherwise, whether administrative or judicial, civil or criminal and before Labor Boards;

(b)

General Power for Acts of Administration, in terms of paragraph second of the aforementioned article two thousand five hundred and fifty four of the Civil Code for the Federal District and its similar in other States of the Mexican Republic;

(c)

To represent the corporation and perform any ACTS OF ADMINSTRATION AND LITIGATION AND COLLECTION in every type of conflicts and labor issues, in terms of article eleven, six hundred and ninety two, section second, seven hundred eighty six, eight hundred seventy six and other of the Federal Labor Act and in terms of article two thousand five hundred and fifty four (first and second paragraph) of the Civil Code for the Federal District and its similar other States of the Mexican Republic, with all the special powers which in accordance with the law require a special clause included in article two thousand five hundred and eighty seven of the foregoing Code and its similar articles of the other Civil Codes aforementioned.  The exception made in this power of attorney refers to making concession of goods, but expressly including those which are mentioned herein without limitation such as to desist from, negotiate, compromise in arbitration, answer interrogatories and requests admissions, reaccuse, accept assignment of goods, receive payments, issue receipts and cancellations, promote the Protection of the Federal Justice against acts of the State and desist from same and, in general exercise its powers in all type of acts before all type of natural persons and corporations and authorities, both administrative and judicial, whether local or federal, and specially before the labor boards, local or federal.  Specially, the Attorneys-at-Fact may appear before any labor authorities in order to perform any procedures or process necessary to solve the labor disputes of the principal, and they will appear as its agent, in terms of article eleven of the Federal Labor Act which is transcribed as follows “The Directors, Administrators, Managers and other persons exercising functions of Management or Administration of the Corporation or Establishment will be deemed representatives of the Employer and in such capacity they bind it in its relations with the employees”.

In the exercise of the power of attorney, the Attorneys-at-Fact may participate representing the principal in the conciliation stage summoned by the Conciliation Boards and the Conciliation and Arbitration Boards, with all the powers of decision making and for the subscription of the necessary agreements to solve the labor disputes in the conciliation stage. Similarly, they may appear in all the other stages of the labor process… “__________________ AND TO DOCUMENT THE FOREGOING INSTRUMENT I ISSUE THIS CERTIFICATE IN MEXICO CITY, FEDERAL DISTRICT.  THE SAME DAY IT WAS GRANTED, IN SIX USEFUL PAGES (IN THE SPANISH LANGUAGE DOCUMENT).  I GIVE FAITH - MR. LUIS FELIPE DEL VALLE PRJETO ORTEGA.

LEGAL CAPACITY OF DOCTOR HECTOR PEREZ GALINDO IN REPRESENTATION OF “S.D INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES).

LUIS FELIPE DEL VALLE PRIETO ORTEGA. Public Notary Number Twenty of the Federal District HEREBY CERTIFIES:  That in order to evidence its capacity as Attorney-at-Fact and Representative of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) DOCTOR HECTOR PEREZ GALINDO presented the following document: Public Instrument number ninety four thousand one hundred and eighty two, dated September six, nineteen ninety five, before Attorney Ignacio K. Morales Lechuga, Notary number one hundred and sixteen of the Federal District, registered in the Commerce Public Registry of the Federal District, in the Commerce File number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, on October two, nineteen ninety five.  From such instrument I copy as pertains the following;

A.

PARTIAL FORMALIZATION of the minute of the Board of Directors Ordinary Meeting of “S.D. INDEVAL”, SOCIEDAD ANON1MA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES), dated July twenty six, nineteen ninety five;

B.

FORMALIZATION of the agreements made in same, consisting in: (1) THE RATIFICATION OF THE GENERAL DIRECTOR and (2) - REVOKEMENT AND GRANTING OF POWERS TO SAME, performed at the request of Pablo Igartua Mendez-Padilla, in his capacity as Delegate to such Meeting, in accordance with the following background, chapters and clauses;

I.

Through the Instrument number one hundred forty five thousand two hundred and fifty, dated August twenty, ninety eighty seven, before the faith of Eugenio Ibarrola Santoyo, Public Notary Number one hundred twenty two of the Federal District, acting as alternate in the Notary of Mario Monroy Estrada, Public Notary Number thirty one of the Federal District, which first copy was registered at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE.  “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was incorporated.

II.

Through the Instrument number one hundred forty five thousand six hundred and seventy nine, dated December fifteen, nineteen eighty seven, before the faith of Mario Monroy Estrada, Public Notary Number thirty one of that Federal District, which first copy was registered at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, the minute of General Extraordinary Shareholders Assembly of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to October twenty two, nineteen eighty seven, in which among other decisions, another was made to reform article four of the By-laws.

III.

Through the Instrument number sixty four thousand seventy one, dated June twenty nine, nineteen ninety two, before the faith of Othon Perez Fernandez del Castillo.  Public Notary Number sixty three of the Federal District, which first copy was registered at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, the minute of the General Extraordinary Shareholders Assembly of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PAPA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE’ CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to April twenty seven, nineteen ninety two, in which among other decisions, another was made to reform article sixth of the By-laws.

IV.

Through the Instrument number sixty six thousand four hundred thirty one, dated May three nineteen ninety three, before the faith of the aforementioned Public Notary, which first copy was registered at the Commerce Public Registry of the Federal district in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, the minute of the General Extraordinary Shareholders Assembly of “S.D. INDEVAL,” SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to March twenty five, nineteen ninety three, in which among other decisions another was made to reform articles ten, eleven, twenty one, sections I and j and thirty three of the By-laws.

V.

Through the Instrument number eighty nine thousand eight hundred thirty seven, dated February eleven nineteen ninety four, before the faith of Alberto T. Sanchez Colin, Public Notary Number eighty three of the Federal District, acting as an associate of my Public Notary, which first copy was registered at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, the minute of the General Extraordinary Shareholders Assembly of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to January twenty five, nineteen ninety four, in which among other decisions, another was made to reform articles eight, fifteen, sixteen, twenty, twenty one and twenty two of the By-laws.

VI.

Through the Instrument number ninety thousand seven hundred and nine, dated June ten, nineteen ninety four, before the faith of the aforementioned Public Notary acting as an associate of my Public Notary, which first copy was registered, at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE, the minute of the General Extraordinary Shareholders Assembly and Ordinary Annual of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to April twenty seven, nineteen ninety four, in which among other decisions, another was made to reduce and increase the stock capital both in the fixed portion as well as in the variable, thus remaining the stock capital authorized in the amount of NINETEEN MILLION FIVE HUNDRED AND FORTY FOUR THOUSAND SIX HUNDRED AND TWENTY NEW PESOS, Mexican Currency, of which amount THIRTY THOUSAND THREE HUNDRED SEVENTY NEW PESOS, Mexican Currency corresponds to the fixed portion and the amount of EIGHT MILLION EIGHT HUNDRED AND FOURTEEN THOUSAND TWO HUNDRED AND ONE NEW PESOS, Mexican Currency to the variable portion and the reform to articles six and eight, of the By-laws.

VII.

Through the Instrument number ninety two thousand five hundred and forty six, dated December twenty, nineteen ninety four, before the faith of the aforementioned Public Notary acting as an associate of my Public Notary, which first copy was registered at the Commerce Public Registry of the Federal District, the minute of the General Extraordinary and Ordinary Shareholders Assembly of “S.D. INDEVAL”, SOCIEDAD ANOMIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to November twenty nine, nineteen ninety four, in which among other decisions, another was made to increase the authorized stock capital in the amount of THIRTY ONE MILLION FORTY ONE THOUSAND FOUR HUNDRED AN SIXTY EIGHT NEW PESOS, Mexican Currency, of which amount TEN MILLION SEVEN HUNDRED AND THIRTY THOUSAND THREE HUNDRED SEVENTY NINE NEW PESOS, Mexican Currency corresponds to the fixed portion and the amount of TWENTY MILLION THREE HUNDRED AND ELEVEN THOUSAND EIGHTY NINE NEW PESOS, Mexican Currency to the variable portion and therefore a reform was made to articles six of the By-laws, similarly in such instrument it was certified the comparison of the By-laws, to remain in the same name, with address in Mexico City, Federal District, perpetual term, with the aforementioned authorized stock capital, having as a corporate purpose among other to operate as an institution for the deposit of securities in the City of Mexico, Federal District and with a clause of admission of foreigners.

VIII.  Through the Instrument number ninety two thousand nine hundred and seventy three, dated March fifteen, nineteen ninety five, before the faith of the aforementioned Public Notary acting as an associate of my Public Notary, which first copy was registered at the Commerce Public Registry of the Federal District, in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTY ONE.  “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) granted a power of attorney to HECTOR PEREZ GALINDO.

IX.  Through the Instrument number ninety three thousand one hundred and ninety seven, dated April twenty eight, nineteen ninety five, before the faith of the aforementioned Public Notary acting as an associate of my Public Notary, which first copy was registered at the Commerce Public Registry of the Federal District in the Commercial File Number NINETY EIGHT THOUSAND FIVE HUNDRED AND FORTH ONE, the minute of the General Ordinary Shareholders Assembly of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES) was formalized as it corresponded to April three, nineteen ninety five, in which among other decisions, others were made to ratify and designate the members of the Board of Directors, the ratification of the Chairman and Vice-Chairman, the ratification of the principal and alternate shareholders representatives and the designation of the principal and alternate secretary and from such instrument I copy the pertaining which reads as follows:  CHAPTER FIRST – FORMALIZATION – ONLY CLAUSE.  It is formalized the minute of the General Ordinary Shareholders Assembly of “S.D. INDEVAL”.  SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTUTION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITEIS), dated April three, nineteen ninety five, transcribed in antecedent eighth of this instrument in order that it produce all legal effects……..

X.  Through the instrument number ninety four thousand one hundred and eighty one, dated September six, nineteen ninety five, before me, pending registration in the Commerce Public Registry of the Federal District, since it was only recently granted, a partial formalization was made of the minute of the Ordinary meeting of the Board of Directors of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTUTUTION FOR THE DEPOSIT OF SECURITIES), dated May thirty one, nineteen ninety five, among which decisions was to designate HECTOR PEREZ GALINDO, as General Director of the corporation.

XI.

That the members of the Board of Directors of “S.D. INDEVAL”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, (LIMITED LIABILITY VARIABLE CAPITAL CORPORATION, INSTITUTION FOR THE DEPOSIT OF SECURITIES), held the seventy first Meeting of the Board of Directors, from which a minute was taken which in its pertaining part reads as follows:……..ORDER OF THE DAY……3.  Ratification of the General Director of the Corporation and if any, revokement and granting of powers of attorney to same. – Pablo Igartua Mendez-Padilla at the request of Manuel Robleda G. De Castilla, proceeded to discuss this issue of the order of the day indicating that by virtue of the fact that the Board of directors made a decision in its last meeting, among other issues, to designate HECTOR PEREZ GALINDO as the new General Director of the Corporation, subject to the approval by the Comision Nacional Bancaria y de Valores (Banking and Securities National Commission) and since on July four of this year that Commission granted the corresponding approval, it was necessary to ratify such designation and proceed to revoke the powers of attorney that until that date he had, as well as the granting of new powers of attorney by virtue of his charge. – After several comments, the Directors, by unanimous vote, agreed to ratify the designation of HECTOR PEREZ GALINDO as General Director of the Corporation, (AGREEMENT 36-260795).  Similarly, the Directors agreed, by unanimous vote to revoke the powers HECTOR PEREZ GALINDO had in the public instrument number 92,973, dated March 15, 1995, granted before the faith of Alberto T. Sanchez Colin, Public Notary Number 83 of the Federal District and grant the powers of attorney which follow, by virtue of his new charge, which will be exercised individually; (AGREEMENT 37-260795) (a) – Powers of attorney for litigation and collection, with all the powers and even those special which in accordance with the law require powers of attorney or special clause, in terms of articles 2554, first paragraph and 2587 of the Civil Code for the Federal District; Limitation:  Without the power to make any assignment of goods.  (b) – Powers of attorney for acts of administration in terms of the second paragraph of article 2554 of the Civil Code for the Federal District; (d) – Powers of attorney to subscribe all type of credit instruments, in terms of article 9 of the Credit Operations and Negotiable Instruments General Act, whether to issue, endorse, draw, accept or collect its amounts, as well as to open and cancel check accounts, draw checks against such accounts and designate the officers of the Corporation, which signature may be registered to such effect – Limitation To be exercised in operations which amount individually up to an amount equal to 1% of the total assets of the corporation, which are indicated in the last financial statements approved by the Shareholders Assembly.  “_________________ AND TO DOCUMENT THE FOREGOING INSTRUMENT I ISSUE THIS CERTIFICATE IN MEXICO CITY, FEDERAL DISTRICT, THE SAME DAY IT WAS GRANTED, IN FOUR USEFUL PAGES (IN THE SPANISH LANGUAGE DOCUMENT) – I GIVE FAITH – MR. LUIS FELIPE DEL VALLE PRIETO ORTEGA ___________________ THIS IS A FIRST COPY (SECOND IN ORDER) ISSUED TO “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA (LIMITED LIABILITY CORPORAITON, MULTIPLE BANKING INSTUTUTION, FINANCIAL GROUP INBURSA) AS FIDUCIARY ______________ THIS WRITING WITH FIXED INK HAS BEEN COMPARED AND IS CONTAINED IN 25 USEFUL PAGES (IN THE SPANISH LANGUAGE DOCUMENT) – I GIVE FAITH ______________ MEXICO CITY, FEDERAL DISTRICT, MARCH TWENTY TWO, NINETEEN NINETY SIX.

LUIS FELIPE DEL VALLE PRIETO ORTEGA, PUBLIC NOTARY NUMBER TWENTY OF THE FEDERAL DISTRICT, CERTIFIES THAT THIS COPY IS A FAITHFUL AND EXACT REPRODUCTION OF ITS ORIGINAL – I GIVE FAITH ___________________.

MEXICO CITY, FEDERAL DISTRICT, MARCH TWENTY TWO, NINETEEN NINETY SIX.  LUIS FELIPE DEL VALLE PRIETO ORTEGA, PUBLIC NOTARY NUMBER TWENTY OF THE FEDERAL DISTRICT (ILLEGIBLE SIGNATURE AND SEAL ON EVERY PAGE OF DOCUMENT).